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                                                                  EXHIBIT 10 (w)



                                CREDIT AGREEMENT


                          dated as of October 29, 1999


                                      among


                              ROWAN COMPANIES, INC.
                                  as Shipowner


                               GOVCO INCORPORATED
                                as Primary Lender


                                 CITIBANK, N.A.
                               as Alternate Lender


                           CITIBANK INTERNATIONAL plc,
                                as Facility Agent


                                       and


                          CITICORP NORTH AMERICA, INC.
               as Administrative Agent for the Primary Lender and the commercial paper holders of the Primary Lender.

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                                TABLE OF CONTENTS


SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION...................................................2
   1.01      Defined Terms...............................................................................2
   1.02      Principles of Construction..................................................................2

SECTION 2.  THE CREDIT FACILITY..........................................................................2
   2.01      Amount......................................................................................2
   2.02      Availability................................................................................3
   2.03      Disbursements and Minimum Amount of Utilizations............................................3
   2.04      Relationship of Floating Rate Note and Fixed Rate Note......................................3
   2.05      Trigger Event...............................................................................3

SECTION 3.  DISBURSEMENT REQUIREMENTS....................................................................4
   3.01      Disbursement Procedures.....................................................................4

SECTION 4.  TERMS OF THE CREDIT..........................................................................4
   4.01      Principal Repayment.........................................................................4
   4.02      Interest Payment............................................................................4
   4.03      Prepayment..................................................................................6
   4.04      Recapture...................................................................................7
   4.05      Evidence of Debt............................................................................8
   4.06      Limit of United States Guarantee............................................................8

SECTION 5. CONDITIONS PRECEDENT..........................................................................8
   5.01      Conditions Precedent to Lenders' Obligations Under this Agreement...........................8
   5.02      Conditions Precedent to Each Disbursement..................................................10

SECTION 6. FEES AND EXPENSES............................................................................10
   6.01      Fees.......................................................................................10
   6.02      Taxes......................................................................................10
   6.03      Expenses...................................................................................11
   6.04      Additional or Increased Costs..............................................................12

SECTION 7.  PAYMENTS....................................................................................13
   7.01     Method of Payment...........................................................................13
   7.02      Application of Payments....................................................................14

SECTION 8.  REPRESENTATIONS AND WARRANTIES BY THE SHIPOWNER.............................................14
   8.01      Representations and Warranties of the Shipowner............................................14
   8.02      Agreements of the Shipowner................................................................17


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
SECTION 9.  CANCELLATION, SUSPENSION AND EVENTS OF DEFAULT..............................................18
   9.01      Cancellation...............................................................................18
   9.02      Events of Default..........................................................................18

SECTION 10.  GOVERNING LAW AND JURISDICTION.............................................................19
   10.01     Governing Law..............................................................................19
   10.02     Submission to Jurisdiction.................................................................19
   10.03     Waiver of Security Requirements............................................................20
   10.04     No Limitation..............................................................................20

SECTION 11.  MISCELLANEOUS..............................................................................20
   11.01     Computations...............................................................................20
   11.02     Notices....................................................................................20
   11.03     Disposition of Indebtedness................................................................22
   11.04     Disclaimer.................................................................................22
   11.05     No Waiver; Remedies Cumulative.............................................................22
   11.06     Currency...................................................................................23
   11.07     Severability...............................................................................23
   11.08     Amendment or Waiver........................................................................23
   11.09     Indemnification............................................................................23
   11.10     Benefit of Agreement.......................................................................24
   11.11     Waiver of Jury Trial.......................................................................24
   11.12     Execution in Counterparts..................................................................24
   11.13     Shipowner Documents........................................................................24
   11.14     Entire Agreement...........................................................................25
   11.15     No Proceedings.............................................................................25

SECTION 12.  ARRANGEMENTS AMONG THE AGENTS AND THE LENDERS..............................................25
   12.01     Appointment................................................................................25
   12.02     Rights of Facility Agent...................................................................25
   12.03     Duties.....................................................................................26
   12.04     Limitation on Obligations of Facility Agent................................................26
   12.05     Indemnification by Lenders.................................................................27
   12.06     Limitation on Responsibility...............................................................27
   12.07     No Claims on Employees of Facility Agent...................................................27
   12.08     Banking Business...........................................................................27
   12.09     Resignation or Termination of Facility Agent...............................................28
   12.10     Successor to Facility Agent................................................................28
   12.11     Discharge of Obligations...................................................................28
   12.12     Responsibilities of Lenders................................................................28
   12.13     Agency Division............................................................................29
   12.14     Administrative Agent.......................................................................29
   12.15     Facility Agent Only Agent for the Lenders..................................................29


                                       ii

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Exhibits

         Exhibit 1         Schedule of Definitions

Annexes

         Annex A           Form of Disbursement Requests


                                      iii

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         THIS CREDIT AGREEMENT, dated as of October 29, 1999 is made by and among ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner"), GOVCO INCORPORATED, a Delaware corporation (the "Primary Lender"), CITIBANK, N.A., a national banking association (the "Alternate Lender"), CITIBANK INTERNATIONAL plc, a bank organized and existing under the laws of England, as facility agent for both the Primary Lender and the Alternate Lender (and their respective successors and assigns) with respect to the Floating Rate Note, and its permitted successors and assigns (in such capacity, the "Facility Agent"), and CITICORP NORTH AMERICA, INC., a Delaware corporation, as administrative agent for the Primary Lender and the commercial paper holders of the Primary Lender (and their respective successors and assigns) (in such capacity, together with its permitted successors and assigns, the "Administrative Agent," and together with the Facility Agent, the "Agents"). As used herein, the term "Lender" shall mean either the Primary Lender or the Alternate Lender, as the case may be, depending on which of the two parties made or will make the relevant disbursement of funds under this Agreement; provided, however, that if the Primary Lender assigns its rights under this Agreement to the Alternate Lender, the term "Lender," as used herein, shall mean only the Alternate Lender. The term "Lenders," as used herein, shall mean collectively the Primary Lender and the Alternate Lender.


                                   BACKGROUND

WHEREAS:

         (A) by this Agreement, the Lenders have established a credit facility (the "Credit Facility") in the amount of $185,398,000, pursuant to which the Primary Lender may, in its discretion, subject to the terms and conditions hereof, extend financing to the Shipowner (i) for the manufacture, construction, fabrication, financing and purchase by the Shipowner of the Vessel; (ii) for the payment of the related Construction Period Interest; and (iii) for the payment of the Guarantee Fees; and if the Primary Lender chooses at any time not to extend, or continue to extend, any such financing, then the Alternate Lender shall, subject to the terms and conditions hereof, extend the undisbursed portion of such financing;

         (B) the establishment of the Credit Facility is in reliance upon the commitment of the United States to guarantee the payment of the unpaid interest on, and the unpaid balance of the principal of, the Floating Rate Note, including interest accruing between the date of an Indenture Default under the Floating Rate Note and the payment in full of the Guarantee;

         (C) a condition to the Lenders' extension of the Credit Facility under this Agreement is the Facility Agent's timely receipt of Certificates Authorizing Disbursement and issuance of the Guarantee of the Floating Rate Note;

         (D) the Facility Agent will serve as facility agent for the benefit, and on behalf, of each of the Lenders in connection with the Credit Facility, this Agreement and the other related documents and the Administrative Agent will act as an administrative agent for the Primary Lender and the Primary Lender's commercial paper holders; and

         (E) the Credit Facility may be utilized by the Shipowner in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

         1.01 Defined Terms. For the purposes of this Agreement, unless otherwise defined herein, defined terms shall have the meanings specified in
Exhibit 1 hereto.

         1.02 Principles of Construction.

         (a) The meanings set forth for defined terms in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined.

         (b) Unless otherwise specified, all references in this Agreement to Annexes or Exhibits are to Annexes or Exhibits in or to this Agreement.

         (c) The headings of the Sections in this Agreement are included for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         SECTION 2. THE CREDIT FACILITY

         2.01 Amount. The Lenders hereby establish the Credit Facility, upon the terms and conditions set forth in this Agreement, in favor of the Shipowner in the maximum amount of $185,398,000 (the "Credit Facility Amount"), to enable the Shipowner to finance: (i) the manufacture, construction, fabrication, financing and purchase of the Vessel; (ii) Construction Period Interest; and (iii) the Guarantee Fees. The Primary Lender intends (but is not obligated) to fund the Credit Facility through the issuance and sale of Commercial Paper to investors which is exempt from the registration requirements of the United States Securities Act of 1933, as amended. The Primary Lender may, at its option, elect at any time not to fund the Credit Facility or the undisbursed portion thereof, in which case the Alternate Lender will, subject to the terms and conditions provided herein, be obligated to fund under the Credit Facility the amount (the "Available Amount") which is equal to the excess, if any, of the Credit Facility Amount over the outstanding principal amount evidenced by the Floating Rate Note, plus the aggregate outstanding principal amount evidenced by Fixed Rate Notes ("Outstanding Principal").



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         2.02 Availability. Disbursements under the Credit Facility may be made once a calendar month and up to and including the Final Disbursement Date. "Final Disbursement Date" shall mean the earliest of (x) April 20, 2002, (y) upon the request of the Secretary, the date upon which the Trigger Event (as defined in Section 2.05) shall occur or, (z) the date on which the Available Amount under the Credit Facility is canceled in accordance with Section 9.01 or reduced to zero.

         2.03 Disbursements and Minimum Amount of Utilizations. Upon satisfaction of Sections 3.01, 5.01 and 5.02, disbursements shall be made by advances from the Primary Lender or the Alternate Lender to the Shipowner ("Disbursements") in accordance with Section 3.01. Notwithstanding anything in this Agreement to the contrary, the Shipowner may not request a Disbursement under the Credit Facility for an amount (a) less than the smaller of (i) $1,000,000 or (ii) the Available Amount or (b) more than the Available Amount.

         2.04 Relationship of Floating Rate Note and Fixed Rate Note. Disbursements from the Credit Facility shall become the indebtedness of the Shipowner to the Lenders under the Floating Rate Note. The Shipowner shall convert indebtedness under the Floating Rate Note to indebtedness under one or more Fixed Rate Notes no later than the earliest of (i) two years from the Delivery Date, (ii) April 20, 2004, or (iii) at the request of the Secretary, within fifteen (15) Business Days from the date upon which the Trigger Event shall occur. At its option, and from time to time, the Shipowner may convert any portion, or all, of the indebtedness of the Floating Rate Note to a Fixed Rate Note or series of Fixed Rate Notes at any time during or after the construction of the Vessel, so long as the conversion of the Floating Rate Note to the Fixed Rate Note does not occur later than the earliest of (i) two years after the Delivery Date, (ii) April 20, 2004 or (iii) at the request of the Secretary, within fifteen (15) Business Days from the date upon which the Trigger Event shall occur, and except for the final conversion or in the case of the Trigger Event, each conversion is in a minimum amount of $50,000,000; and the Shipowner shall have paid any amount payable under Section 4.04(a)(iv) or any other provision hereof in connection therewith.

         2.05 Trigger Event. (a) The Shipowner shall, without prior notice or demand from the Secretary, convert the outstanding indebtedness under the Floating Rate Note to indebtedness under a fixed rate obligation with a Maturity date of October 20, 2013 whenever the Treasury constant maturities rate (5-year) as reported by the Federal Reserve Board in statistical release H.15 (519) (the "Treasury Rate") equals or exceeds nine percent (9.0%) per annum (the "Trigger Event"). If a Trigger Event should occur, the Shipowner shall convert the Floating Rate Note to a fixed rate obligation, at the request of the Secretary, within fifteen (15) Business Days of the Trigger Event.

         (b) The failure of the Shipowner to convert the Floating Rate Note and Available Amount to a fixed-rate obligation within fifteen (15) Business Days pursuant to this Section 2.05, unless subsequently waived in writing by the Secretary, shall constitute an Indenture Default without further notice to the



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Shipowner or the Lenders being required under the Indenture or this Agreement.

         (c) The Shipowner covenants for the benefit of the Secretary that it shall arrange for an independent reporting service or bank acceptable to the Secretary to send the Secretary, the Facility Agent, and the Shipowner a written interest rate report once a month on the first business day of every month (until such time as the Floating Rate Note is converted to a fixed rate obligation). This interest rate report shall specify the Treasury Rate as of the date of the report.

         SECTION 3. DISBURSEMENT REQUIREMENTS

         3.01 Disbursement Procedures. Upon receipt by the Facility Agent of each Certificate Authorizing Disbursement at least five (5) Business Days prior to the proposed disbursement date, the Primary Lender may, and if the Primary Lender elects not to, the Alternate Lender shall, disburse funds in accordance with the terms of such Certificate Authorizing Disbursement to the Shipowner, or the Shipowner's designee, subject to the terms of this Agreement and such Certificate Authorizing Disbursement; provided that, if the Certificate Authorizing Disbursement and the request for disbursement referred to therein do not specify a disbursement date, then the disbursement date shall be the fifth Business Day (or such earlier or later Business Day as is requested by the Shipowner and is acceptable to the disbursing Lender) following the Facility Agent's receipt of such Certificate Authorizing Disbursement. Promptly following each Disbursement, the Facility Agent shall transmit to the Indenture Trustee a copy of the Certificate Authorizing Disbursement, a confirmation that the Disbursement was made, and a copy of Exhibit A to the Floating Rate Note, updated to reflect such Disbursement and other intervening, related events.

         SECTION 4. TERMS OF THE CREDIT

         4.01 Principal Repayment. The Shipowner shall repay all Outstanding Principal in twenty-four (24) approximately equal, successive semi-annual installments, with each such installment to be payable on a Payment Date; provided that, on the last Payment Date, the Shipowner shall repay in full the remaining Outstanding Principal.

         4.02 Interest Payment.

         (a) On each Interest Payment Date, the Shipowner shall pay to the Indenture Trustee, on behalf of the Person(s) entitled thereto, interest on the Outstanding Principal, calculated at an interest rate per annum equal to the Applicable Interest Rate therefor, as determined for each successive Interest Period. The Indenture Trustee shall calculate the Applicable Interest Rate based on information provided (i) by the Administrative Agent to the Facility Agent if the Primary Lender is the Lender, or (ii) by the Facility Agent if the Alternate Lender is the Lender. From time to time, the Administrative Agent or Facility Agent will confirm CP Rate, LIBOR, Base Rate, and Applicable Interest Rate to the Indenture Trustee. In the event that the Primary Lender assigns



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the financing of all or any portion of the amount outstanding under the Credit
Facility (whether or not evidenced by a Note) to the Alternate Lender or other party, the interest rate on such amount shall be determined by the Facility Agent (and the Facility Agent shall notify the Indenture Trustee thereof) pursuant to clause (i) of the definition of Applicable Interest Rate for the period prior to the effective date of such assignment and pursuant to clause
(ii) of such definition for all periods after such date.


         (b) The Shipowner shall pay to the Facility Agent, on behalf of the Person(s) entitled to any Unpaid Amount, on demand, interest on such Unpaid Amount (to the extent permitted by applicable law) for each Post Maturity Period at an interest rate per annum equal to the sum (the "Post Maturity Interest Rate") of (1) two percent (2%), plus (2) the Post Maturity Applicable Interest Rate. With respect to any Unpaid Amounts, the "Post Maturity Applicable Interest Rate" shall mean either (i) LIBOR on the Quotation Date therefor plus three tenths of one percent (0.30%) per annum, or (ii) for any such Post Maturity Period LIBOR cannot be determined the rate per annum reasonably determined by the Person to whom such Unpaid Amount is owed before the last day of such Post Maturity Period to be that which expresses as a percentage rate per annum the cost which such Person would incur in funding such Unpaid Amount from whatever source it reasonably deems appropriate for such Post Maturity Period plus three tenths of one percent (0.30%) per annum, or (iii) if any such Unpaid Amount is an Accelerated Repayment, then during the first Post Maturity Period the rate which would have been applicable to such Unpaid Amount had it not so fallen due. In the absence of an Indenture Default, any interest which shall have accrued under this Section 4.02(b) in respect of an Unpaid Amount shall be due and payable and shall be paid by the Shipowner on demand on such dates as the Person to whom such Unpaid Amount is owed may specify by written notice to the Shipowner, or if there is an Indenture Default, any interest which shall have accrued under this Section 4.02(b) in respect of an Unpaid Amount shall be due and payable immediately and shall be paid by the Shipowner without demand and any payment by, or on behalf of, the Shipowner hereunder shall be governed by
Section 7.02 and the provisions of the last paragraph of Section 9.02.

         As used herein, "Unpaid Amount" means all or any part of principal, accrued interest, fees or other amounts owing to the Lenders under this Agreement or the Floating Rate Note which is not paid in full when and as due and payable, whether at Stated Maturity, by acceleration or otherwise, or any sum due and payable by the Shipowner to the Lenders under any judgment of any court or arbitral tribunal in connection with this Agreement which is not paid on the date of such judgment; provided, however, that it is agreed that Unpaid Amount shall not include any part of the principal and interest on the Floating Rate Note, except that Unpaid Amount shall include all such amounts thereof as are not paid by the Shipowner as and when they are due but are paid by the Shipowner prior to payment thereof by the Secretary. "LIBOR" shall mean, in relation to any Post Maturity Period (other than the first Post Maturity Period contemplated by clause (iii) of Section 4.02(b)), the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of 1%)



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last quoted by the principal London office of CITIBANK, N.A., prior to the close of business at such London office on the Quotation Date for the offering to leading banks in the London interbank market of U.S. Dollar deposits on an overnight basis and in an amount comparable to the Unpaid Amount to which LIBOR is to apply. "Accelerated Repayment" shall mean any part of the principal of the Floating Rate Note that became due and payable on a day other than its Payment Date. "Post Maturity Period" shall mean with respect to the period from the date an Unpaid Amount was due until such amount shall have been paid in full, each successive period, the first of which shall start on the date such Unpaid Amount was due (or the date of any such judgment or arbitral award, if earlier) and each other of which shall start on the last day of the preceding such period, and the duration of each of which shall be one day, or if LIBOR applies, then from and including the Quotation Date for such Post Maturity Period to but excluding the next Quotation Date or such other duration selected by the Person to whom such Unpaid Amount is due; provided, however, that in the case of any Accelerated Repayment, the first such Post Maturity Period applicable thereto shall be of a duration equal to the unexpired portion of its then applicable Interest Period. "Quotation Date" in relation to any Post Maturity Period means the day on which quotations would ordinarily be given by CITIBANK, N.A. in the London interbank market for dollar deposits for delivery on the first day of that period; provided, however, that if, for any such Post Maturity Period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

         4.03 Prepayment. (a) The Shipowner may from time to time prepay on any Interest Payment Date all or any part of the Outstanding Principal evidenced by the Floating Rate Note, provided that: (i) any partial prepayment shall be in a minimum principal amount of $10,000,000, unless otherwise required by the Indenture; (ii) the Shipowner shall have given the Facility Agent and the Indenture Trustee prior written notice of such prepayment (which shall be not less than 40 nor more than 60 days); (iii) the Shipowner shall have paid in full all amounts due under this Agreement as of the date of such prepayment, including, without limitation, interest which has accrued to the date of prepayment on the amount prepaid and all other amounts payable hereunder relating to such prepayment; (iv) any amount prepaid hereunder (other than the Outstanding Principal amount thereof prepaid through the issuance of Fixed Rate Notes, the Outstanding Principal amount of which is subtracted from the Credit Facility pursuant to the last sentence of Section 2.01) shall not be considered part of the Available Amount; and (v) subject to Section 4.03(c), if the Lender is the Primary Lender, the Shipowner shall pay to the Facility Agent, for the benefit of the Primary Lender an amount equal to (x) the amount of yield that the Primary Lender is required to pay to holders of its Commercial Paper during the Liquidation Period (as defined below) on an amount of Commercial Paper having an aggregate issue price equal to the amount of the Shipowner's prepayment less (y) the amount of the estimated investment earnings, as determined by the Facility Agent, on the prepayment amount during the Liquidation Period. The "Liquidation Period" means the period from the date on which a prepayment is made to the earliest date on which the Primary Lender's total amount of Commercial Paper related to the



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funding of the Disbursements can be reduced (without prepayment thereof) by an amount equal to the amount of the Shipowner's prepayment. Prepayments shall be applied to the installments of principal of the Credit Facility in the inverse order of their maturity, and, in cases where more than one Note is outstanding, pro rata to each Note.

         (b) Upon delivery to the Shipowner and the Secretary of the instrument satisfying and discharging the Indenture contemplated by Section 12.01 of the
Exhibit 1 to the Indenture, all of the Shipowner's indebtedness, liabilities and obligations under this Agreement and the Fee Letter shall become immediately due and payable without demand upon, or notice to, the Shipowner.

         (c) Notwithstanding any other provision to the contrary herein, the Shipowner or the Secretary (after the Secretary's assumption of the Floating Rate Note pursuant to Section 6.09 of Exhibit 1 to the Indenture) may from time to time prepay all or any part of the principal amount of the Floating Rate Note without any prepayment penalty or premium in accordance with Article III of
Exhibit 1 to the Indenture.

         (d) Notwithstanding any other provision to the contrary herein, the Shipowner shall have the right to prepay any portion of the Floating Rate Note and convert that Obligation to a Fixed Rate Note so long as it first obtains the Secretary's consent to the interest rate applicable to the Fixed Rate Note and, except for the final disbursement, such conversion equals or exceeds $50,000,000 principal; and the Shipowner shall have paid any amount payable under Section 4.04(a)(iv) or any other provision hereof in connection therewith.

         4.04 Recapture. (a) Upon the written request of the Facility Agent, the Shipowner shall pay to the applicable Lender, such amounts as shall be sufficient (in the reasonable judgment of such Lender) to compensate such Lender for any loss, expense or liability (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds to make or maintain any Disbursement) which such Lender reasonably determines is attributable to:

         (i) any failure to make scheduled payments on a Payment Date or any payment due in connection with any Redemption; or

         (ii) any failure by the Shipowner to borrow any advance for which a Certificate Authorizing Disbursement has been issued; or

         (iii) any revocation of a notice of prepayment given pursuant to
Section 4.03(a); or



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         (iv) subject to the provisions of Section 4.03(c), any prepayment of the Floating Rate Note (including, without limitation, due to the issuance of any fixed rate notes) other than on an Interest Payment Date after giving five Business Days prior written notice to such Lender, the Facility Agent, and the Indenture Trustee.

         (b) Without prejudice to any other provision hereof (and at the Shipowner's expense), such Lender shall use such reasonable efforts as it shall determine in its sole discretion to minimize any loss, expense or liability to the extent possible.

         4.05 Evidence of Debt. The Shipowner agrees that to evidence further its obligation to repay all amounts disbursed under the Credit Facility, with interest accrued thereon, it shall issue and deliver to the Facility Agent, in accordance with the written instructions of the Facility Agent, the Floating Rate Note. The Floating Rate Note shall (i) be in the form of Exhibit 2 to the Indenture; (ii) bear the Secretary's Guarantee, and (iii) be valid and enforceable as to its principal amount at any time only to the extent of the aggregate amounts then disbursed and outstanding thereunder, and, as to interest, only to the extent of the interest accrued thereon at the rate guaranteed by the Secretary, with any interest in excess thereof being evidenced by this Agreement.

         4.06 Limit of United States Guarantee. None of the interest, fees, and expenses arising under Sections 4.03, 4.04 and 6 and none of the Indemnified Amounts, commissions, Taxes, Other Taxes, Post Maturity Interest Rate, interest in excess of 10.25% (or such higher rate as may be agreed from time to time by the Secretary) (the "Cap Rate") under the Floating Rate Note, the costs of obtaining any interest rate protection, or any other charges, costs, expenses, or indebtedness owed by the Shipowner under this Agreement to any Person is guaranteed by the United States. The Guarantee of the United States extends only to the principal and interest owed under the Obligations and only to the extent specified therein. The Cap Rate shall not apply to fixed-rate obligations.

         SECTION 5. CONDITIONS PRECEDENT

         5.01 Conditions Precedent to Lenders' Obligations Under this Agreement. The obligations of the Lenders under this Agreement shall be subject to the delivery to the Facility Agent of the documents indicated below on or before the Closing Date:

         (a) This Agreement, the Floating Rate Note and the Fee Letter. This Agreement and the Fee Letter, each fully executed by the parties thereto in form and substance satisfactory to the Lenders, which shall be in full force and effect and the Floating Rate Note shall have been fully executed by the Shipowner, endorsed by, or on behalf of, the United States, and delivered to the Facility Agent, and all amounts then payable under the Fee Letter shall have been paid to the Person entitled thereto.



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         (b) Existence. Evidence in form and substance satisfactory to the
Lenders, that the Shipowner is duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power, authority and legal right to own its property and to carry on its business as now conducted.

         (c) Authority. Evidence in form and substance satisfactory to the Lenders, of the authority of the Shipowner to execute, deliver, perform and observe the terms and conditions of this Agreement, the Floating Rate Note, the Fee Letter, and the Indenture and evidence of authority (including specimen signatures) for each Person who, on behalf of the Shipowner, signed this Agreement, the Floating Rate Note, the Fee Letter, and the Indenture, or will otherwise act as representatives of the Shipowner in the operation of the Credit Facility.

         (d) Governmental and Other Authorizations. Copies, certified as true copies by a duly authorized officer of the Shipowner, of each consent, license, authorization or approval of, and exemption by, any Governmental Authority and any governmental authorities within the United States or elsewhere, which are necessary or advisable (i) for the execution, delivery, performance and observance by the Shipowner of this Agreement, the Floating Rate Note, the Fee Letter, and the Indenture; and (ii) for the validity, binding effect and enforceability of this Agreement, the Floating Rate Note, the Fee Letter, and the Indenture, or if none is necessary, a written certification from the Shipowner that none is necessary.

         (e) Legal Opinions. (1) Opinion of legal counsel for the Shipowner concerning this Agreement, the Floating Rate Note, the Fee Letter, and the Indenture; (2) Opinion of the Chief Counsel of the Maritime Administration dated the Closing Date, signed by or on behalf of such Chief Counsel, addressed to the Lenders and the Agents to the effect that the Guarantees and the Authorization Agreement have been or will be duly authorized, executed and delivered by the United States of America, and constitute legal, valid, and binding obligations of the United States of America enforceable in accordance with their respective terms; and (3) Opinion of Mayer, Brown & Platt addressed to the Lenders, the Agents, and the Indenture Trustee concerning this Agreement, the Fee Letter, the Indenture and the Floating Rate Note.

         (f) Guarantee Commitment. A copy of the fully executed Guarantee Commitment, which shall be in full force and effect until completion of the Closing.

         (g) Authorization Agreement. The fully executed Authorization Agreement, which shall be in full force and effect.

         (h) Indenture. The fully executed Indenture, which shall be in full force and effect.

         5.02 Conditions Precedent to Each Disbursement. The agreement of the Primary Lender to fund any Disbursement under this Agreement and any obligations of the Alternate Lender to fund any Disbursement under this Agreement shall be subject only to the Facility Agent's receipt of a Certificate Authorizing Disbursement, upon which each such Lender may conclusively rely.

         SECTION 6. FEES AND EXPENSES

         6.01 Fees. The Shipowner shall pay or cause to be paid to the Person entitled thereto such fees and other amounts as are set forth in that certain Fee Letter (as amended, restated or otherwise modified from time to time with the prior written consent of the Secretary, the "Fee Letter") dated as of October 29, 1999 between the Shipowner and the Agents, in each case when and as due.

         6.02 Taxes.

         (a) The Shipowner agrees to pay all amounts owing by it under this Agreement or the Floating Rate Note free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it in lieu of income taxes, by either (i) the jurisdiction under the laws of which such Lender is organized or any political subdivision thereof, or (ii) the jurisdiction of such Lender's applicable lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). In addition, the Shipowner agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Floating Rate Note or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or the Floating Rate Note (hereinafter referred to as "Other Taxes").

         (b) The Shipowner further agrees:

         (i) that, if the Shipowner is prevented by operation of law from paying any such Taxes or Other Taxes, or if any such Taxes or Other Taxes are required to be deducted or withheld, then the fees or expenses required to be paid under this Agreement shall, on an after-tax basis, be increased by the amount necessary to yield to the Lenders fees or expenses in the amounts provided for in this Agreement after the provision for the payment of all such Taxes and Other Taxes;

         (ii) that the Shipowner shall, at the request of any Lender or any Agent, execute and deliver to such Lender or Agent, as the case may be, such further instruments as may be necessary or desirable to effect the payment of the increased amounts as provided for in subsection (i) above; provided, however, that the Shipowner may not amend the Floating Rate Note without the prior written consent of the Secretary;

         (iii) that the Shipowner shall hold the Lenders harmless from and against the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 6.02) and any and all liabilities (including, without limitation, penalties, interest and expenses) arising from, or with respect to, any Taxes or Other Taxes (whether or not properly or legally asserted) and whether paid, or payable, by the Shipowner, the Lenders, or any other Person;

         (iv) that, at the request of any Lender or any Agent, the Shipowner shall provide such Lender or Agent within the later of thirty (30) calendar days after such request or thirty (30) calendar days after the payment of such Taxes or Other Taxes, a copy evidencing the payment of any Taxes or Other Taxes by the Shipowner; and

         (v) that each payment under this Section 6.02 shall be made within thirty (30) days from the date the Facility Agent on behalf of the applicable Lender makes written demand therefor. Each demand for payment by such Lender under Section 6.02(b)(v) for amounts paid or incurred by the Lenders or itself shall be accompanied by a certificate (with accompanying documentation supporting the demand) showing in reasonable detail the basis for the calculation of the amounts demanded, which certificate, in the absence of manifest error, shall be conclusive and binding for all purposes.

         Notwithstanding anything to the contrary contained herein, the agreements in this Section 6.02 shall survive the termination of this Agreement and the payment of the Floating Rate Note and all other amounts due hereunder.

         6.03 Expenses. The Shipowner agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, or reimburse the Agents and the Lenders, respectively, promptly upon demand for the payment of all reasonable and duly documented costs and expenses arising in connection with the preparation, printing, execution, delivery, registration, implementation, modification of or waiver or consent under this Agreement, the Floating Rate Note or the Indenture, including, without limitation, the reasonable and duly documented out-of-pocket expenses of the Agents and the Lenders (incurred in respect of telecommunications, mail or courier service, travel and the like), and the fees and expenses of counsel for the Agents and the Lenders. The Shipowner shall also pay all of the costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by or charged to the Agents or the Lenders in connection with the amendment or enforcement of this Agreement, the Floating Rate Note or the Indenture or the protection or preservation of any right or claim of the Agents or the Lenders arising out of this Agreement, the Floating Rate Note or the Indenture.

         6.04 Additional or Increased Costs.

         (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining the Disbursements or the Credit Facility, then the Shipowner shall from time to time, upon demand by such Lender, pay to such Lender additional amounts sufficient to compensate such Lender for such increased cost.

         (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender, the Shipowner shall immediately pay to the Facility Agent (for the benefit of such Lender), from time to time as specified by the Facility Agent (on behalf of such Lender), additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of its commitment to lend hereunder.

         (c) Each Lender shall take such reasonable steps as it shall determine to minimize amounts demanded under this Section 6.04; provided that no Lender shall be obligated to take any actions under this Section 6.04 if such Lender has determined, that such actions would cause it to incur any material costs or expenses or would otherwise be disadvantageous to it in any material respect. In the event that a Lender transfers the booking office of the Credit Facility or the Floating Rate Note to minimize amounts demanded under this Section 6.04, any costs and expenses incurred in such transfer shall be paid by the Shipowner on demand by such Lender.

         (d) Each demand for payment by the Facility Agent (on behalf of any Lender) under this Section 6.04 shall be accompanied by a certificate showing in reasonable detail the basis for the calculation of the amounts demanded, which certificate, in the absence of manifest error, shall be conclusive and binding for all purposes.

         (e) The Facility Agent on behalf of each Lender shall notify the Shipowner of any event occurring after the date of this Agreement which entitles such Lender to compensation pursuant to this Section 6.04, as promptly as practicable, and in any event within ninety (90) days after it has knowledge of such event and has determined that a request for compensation hereunder shall be made. The Shipowner shall not be obligated to reimburse any Lender for any loss or cost incurred more than ninety (90) days prior to delivery of notice to the Shipowner by the Lender requesting compensation under this Section 6.04.

         SECTION 7.  PAYMENTS

         7.01 Method of Payment.

         (a) (i) All payments to be made by the Shipowner under this Agreement and the Floating Rate Note shall be made without set-off or counterclaim in Dollars in immediately available and freely transferable funds no later than 11:00 A.M. (New York City time) on the date on which due. Except as provided in
Section 7.01(a)(ii), all payments to be made by the Shipowner or the Agents hereunder shall be made to (A) the Primary Lender (for the account of Govco Incorporated, its successors and assigns), (B) the Alternate Lender (for the account of Citibank, N.A., its successors and assigns), (C) the Facility Agent (for the account of Citibank International plc, its successors and assigns), (D) the Administrative Agent (for the account of Citicorp North America, Inc., its successors and assigns), or (E) any other Lender (for the account of such Lender, its successors and assigns), in each case to the Facility Agent (for the account of Citibank International plc, its successors and assigns) at Citibank, N.A., 399 Park Avenue, New York, New York 10043, DDA. Account No. 10963054,
Attn: Loans Agency. Upon receipt thereof by the Facility Agent, the Facility Agent shall forthwith forward such funds to the party entitled thereto pursuant to the written instructions provided by such party to the Facility Agent in accordance with Section 11.02.

                  (ii) The Shipowner shall pay the principal and the guaranteed amount of the Applicable Interest Rate on the Floating Rate Note to the Indenture Trustee and all other amounts due under this Agreement directly to the Person entitled thereto, in each case, by wire transfer in same day and immediately available and freely transferable funds. Wire transfer instructions shall be provided to the Shipowner. Until further notice, wire instructions for the Indenture Trustee are as follows: Allfirst Trust Company, National Association, ABA #052000113, Credit Trust Receipts, A/C #090-02-764, Re: Rowan Companies. Inc., Attention Donald Hargadon, extension 4224.

         (b) Except as otherwise provided herein, whenever any payment would otherwise fall due on a day that is not a Business Day, the due date for payment shall be the immediately succeeding Business Day, and interest and fees shall be computed in accordance with Section 11.01.

         (c) Whenever a sum is required to be paid to the Facility Agent under this Agreement for the account of another Person, the Facility Agent shall not be obligated to make such sum available to such other Person unless and until the Facility Agent shall have established to its satisfaction that is has actually received payment of such sum. Notwithstanding the foregoing, unless it has received actual notice to the contrary, the Facility Agent may (but shall not be obligated to) assume on the date of any Disbursement or any other payment required to be made by any Lender hereunder that such Lender has made available to the Facility Agent such Disbursement or other payment and the Facility Agent may (but shall not be required to) make available to the Shipowner on such date a corresponding amount in reliance upon such assumption. Additionally, the Facility Agent may (but shall not be obligated to) assume on the date of any payment required to be made by the Shipowner hereunder that the Shipowner has made available to the Facility Agent such payment and the Facility Agent may (but shall not be required to) make available to the Lenders on such date a corresponding amount in reliance upon such assumption. If and to the extent that either (i) the Lender shall not in fact have made such Disbursement or other payment available to the Facility Agent and the Facility Agent has made available a corresponding amount to the Shipowner in reliance on the above-described assumptions or (ii) the Shipowner has not in fact made such payment and the Facility Agent has made available a corresponding amount to the Lender in reliance on the above-described assumptions, then, in either such case, such Lender agrees to repay to the Facility Agent forthwith on demand such corresponding amount together with an amount sufficient to indemnify the Facility Agent against any cost or loss it may have suffered or incurred by reason of its having paid out such sum prior to receipt thereof.


         7.02 Application of Payments. In the absence of an Indenture Default, the Lenders shall each apply payments received by them under this Agreement and the Floating Rate Note (whether at Stated Maturity, by reason of acceleration, prepayment or otherwise), in the following order of priority: (i) interest due pursuant to Section 4.02(a); (ii) installments of principal due; (iii) interest due pursuant to Section 4.02(b) other than the amount described in clause (i) above; (iv) all amounts due under the Fee Letter; and (v) all other amounts due under this Agreement and not otherwise provided for in this Section 7.02. Upon the occurrence of an Indenture Default, the Lenders shall each hold any payments they receive after an Indenture Default from, or on behalf of, the Shipowner under this Agreement, the Fee Letter and any related agreement (excluding the Floating Rate Note) and shall promptly deliver such payments to the Secretary if the Secretary has been required to honor a Guarantee as a result of said Indenture Default. All such amounts received during an Indenture Default and delivered to the Secretary in accordance with the preceding sentence shall be applied first to pay, satisfy and discharge all amounts owed by the Shipowner to the Secretary under the Secretary's Note and the Mortgage and then to pay, satisfy and discharge any and all amounts owed to the Lenders or the Agents.

SECTION 8.  REPRESENTATIONS AND WARRANTIES BY THE SHIPOWNER

         8.01 Representations and Warranties of the Shipowner. The Shipowner represents and warrants to the Agents and the Lenders that, as of the Closing
Date:

         (a) Existence and Authority. The Shipowner is duly organized, validly existing under the laws of the State of Delaware, is in good standing under the laws of the State of Delaware, has been duly qualified to do business in, and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires it to be so qualified, and has full power, authority and legal right to own its properties and conduct its business as it is presently now conducted.

         The Shipowner has full power, authority and legal right (i) to execute and deliver this Agreement, the Floating Rate Note and the Indenture, (ii) to perform and observe the terms and provisions of each of said documents to be performed or observed by it, (iii) to consummate the transactions contemplated thereby and (iv) to own its properties (including, without limitation, the Vessel owned or to be owned by it) and conduct its business as presently conducted.

         (b) Government and Other Authorizations. All consents, licenses, authorizations and approvals of, and exemptions by, any Governmental Authority and any governmental authorities within the United States or elsewhere and any other Persons that are necessary or advisable: (i) for the execution, delivery, performance and observance by the Shipowner of this Agreement, the Floating Rate Note, and the Indenture; and (ii) for the validity, binding effect and enforceability of this Agreement, the Floating Rate Note, and the Indenture have been obtained and are in full force and effect.

         (c) Restrictions. The execution, delivery and performance or observance by the Shipowner of the terms of, and consummation by the Shipowner of the transactions contemplated by, this Agreement, the Floating Rate Note, and the Indenture do not and will not conflict with or result in a breach or violation of: (i) the charter, by-laws or other organizational documents of the Shipowner;
(ii) any federal or state law of the United States or any other ordinance, decree, constitutional provision, regulation or other requirement of any Governmental Authority (including, without limitation, any restriction on interest that may be paid by the Shipowner); or (iii) any order, writ, injunction, judgment or decree of any court or other tribunal. Further, the execution, delivery and performance or observance by the Shipowner of the terms of, and consummation by the Shipowner of the transactions contemplated by, this Agreement, the Floating Rate Note, and the Indenture does not and will not conflict with or result in a breach of any agreement or instrument to which the Shipowner is a party, or by which it or any of its revenues, properties or assets may be subject, or result in the creation or imposition of any Lien upon any of the revenues, properties or assets of the Shipowner pursuant to any such agreement or instrument. "Lien" shall mean any lien, lease, mortgage, pledge, hypothecation, preferential arrangement relating to payments, or other encumbrance or security interest.

         (d) Binding Effect. This Agreement, the Floating Rate Note, and the Indenture, which have been executed on or before the date hereof, have been duly executed and delivered by the Shipowner. Each of the Agreement, the Floating Rate Note, and the Indenture constitutes, and each of the Agreement, the Floating Rate Note, and the Indenture as it may hereafter be amended will constitute, a direct, general and unconditional obligation of the Shipowner which is legal, valid and binding upon the Shipowner and enforceable against the Shipowner in accordance with its respective terms. All obligations evidenced by the Floating Rate Note will be entitled to the benefits of the Guarantees and the Authorization Agreement.

         (e) Choice of Law. Under applicable conflict of laws principles, the choice of law provisions of this Agreement, the Floating Rate Note and the Indenture are valid, binding and not subject to revocation by the Shipowner. In any proceedings brought for enforcement of this Agreement, the Indenture or the Floating Rate Note, the choice of the law of the State of New York as the governing law of such documents will be recognized and such law will be applied.

         (f) Legal Proceedings. No legal proceedings are pending or, to the best of the Shipowner's knowledge, threatened before any court or governmental agency which might: (i) materially and adversely affect the Shipowner's financial condition, business or operations; (ii) restrain or enjoin or have the effect of restraining or enjoining the performance or observance of the terms and conditions of any of this Agreement, the Indenture or the Floating Rate Note; or
(iii) in any other manner question the validity, binding effect or enforceability of any of the provisions of this Agreement, the Indenture or the Floating Rate Note.

         (g) Use of the Vessel. The Vessel will be used for lawful purposes.

         (h) Shipowner Financial Statements. The Shipowner Financial Statements present fairly the financial condition of the Shipowner at the date of such statements and the results of the operations of the Shipowner for such fiscal year. The Shipowner Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied. Except as fully reflected in the Shipowner Financial Statements, there are no liabilities or obligations with respect to the Shipowner of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) for the period to which the Shipowner Financial Statements relate that, either individually or in the aggregate, would be material to the Shipowner. Since the date of the most recent audited Shipowner Financial Statements, there has been no material adverse change in the financial condition, business prospects or operations of the Shipowner. "Shipowner Financial Statements" shall mean the financial statements of the Shipowner furnished to the Facility Agent prior to the date of this Agreement.

         (i) No Taxes. There is no Tax imposed on or in connection with: (i) the execution, delivery or performance of this Agreement, the Indenture or the Floating Rate Note; (ii) the enforcement of this Agreement, the Indenture or the Floating Rate Note; or (iii) on any payment to be made to any Lender under this Agreement or the Floating Rate Note.

         (j) Laws. None of this Agreement, the Indenture, the Floating Rate Note, the transactions contemplated thereunder nor any Person party to this Agreement, the Indenture or the Floating Rate Note is required to qualify under the Trust Indenture Act or register or qualify under any securities law.

         (k) Defaults. No Event of Default has occurred and is continuing and no event or circumstance has occurred and is continuing which with the passage of time, the giving of notice or both would constitute an Event of Default.

         8.02 Agreements of the Shipowner. The Shipowner agrees that until all amounts owing under this Agreement and the Floating Rate Note have been paid in full, the Shipowner will, unless the Agents and the Lenders shall have consented in writing:

          (a) Interest Rate Protection. At all times that (1) a Floating Rate Note exists and (2) the Applicable Interest Rate is equal to or greater than the Cap Rate less 0.5%, the Shipowner (at its expense) within ten (10) Business Days thereafter, shall (A) enter into, and thereafter maintain in full force and effect, an amortizing interest rate cap agreement with a strike price providing for a cap based on the Applicable Interest Rate not in excess of the Cap Rate per annum and otherwise acceptable to the Lenders, with a counterparty rated "AA" or better by any of the rating agencies that rate the Commercial Paper issued by the Primary Lender or such other counterparty reasonably acceptable to the Lenders, covering the Floating Rate Note and based on the expected amortization schedule of such Note, and (B) execute such documents and instruments as may be necessary, or in the opinion of the Facility Agent desirable, to effect the assignment of its rights thereunder to the Facility Agent for the benefit of the Lenders and, if any payments are made under any Guarantee, the Secretary, in every case with such terms as are reasonably acceptable to the Facility Agent for the protection of the Lenders. If the Shipowner fails to satisfy the requirements of this Section 8.02(a) within the ten (10) Business Days set forth above, the Facility Agent may (in its sole discretion) and if the Facility Agent so elects, the Shipowner hereby authorizes and directs the Facility Agent to, satisfy the requirements of this Section 8.02(a), all at the expense of the Shipowner, due on demand.

          (b) Notice of Defaults. Promptly, but in no event later than ten (10) days after the occurrence of an Indenture Default or an Event of Default of which the Shipowner has knowledge, notify the Facility Agent and the Indenture Trustee of any report required by the Shipowner Documents (or any other document entered into by the Shipowner in connection therewith), and send a copy thereof to the Facility Agent, in each case by facsimile or hand delivery.

          (c) Financial Reports. Beginning with the fiscal year in which this Agreement is executed and continuing until all amounts owing under this Agreement and the Floating Rate Note have been paid in full, the Shipowner shall furnish to the Facility Agent (and the Facility Agent, upon receipt thereof, shall furnish to each Lender and the Administrative Agent) a copy of all financial reports furnished to the Secretary pursuant to the Title XI Reserve Fund and Financial Agreement.

          (d) Other Acts. From time to time, do and perform any and all acts and execute any and all documents as may be necessary or as reasonably requested by the Facility Agent or the Indenture Trustee in order to effect the purposes of this Agreement and to protect the interests of the

     Lenders in the Floating Rate Note and the interests of the Lenders in the Guarantees.

          (e) Use of Proceeds. Use proceeds from each Disbursement solely to finance: (i) the manufacture, construction, fabrication, financing and purchase of the Vessel; (ii) Construction Period Interest; and (iii) the Guarantee Fees. Use the proceeds from the issuance of any Fixed Rate Notes to repay amounts owed under the Floating Rate Note or to finance: (i) the manufacture, construction, fabrication, financing and purchase of the Vessel; (ii) Construction Period Interest; and (iii) the Guarantee Fees.

          (f) Successors. Require that any successor to all or substantially all of its business as a result of any merger or consolidation with any other entity, dissolution or termination of legal existence, sale, lease, transfer or other disposal of any substantial part of its properties or any of its properties essential to the conduct of its business or operations, as now or hereafter conducted, any change in control, any agreement to do any of, or any combination of, the foregoing, to assume all of the Shipowner's indebtedness, liabilities and obligations under this Agreement, the Indenture and the Floating Rate Note.

         SECTION 9. CANCELLATION, SUSPENSION AND EVENTS OF DEFAULT

         9.01 Cancellation. The Shipowner may cancel at any time all or any part of the Available Amount of the Credit Facility, provided that (i) thirty (30) days' prior irrevocable written notice is given to the Agents, the Indenture Trustee, and the Secretary and (ii) the Shipowner shall have paid to the Lenders any commitment fees accrued and unpaid under Section 6.01 and all other amounts due and payable under this Agreement and the Floating Rate Note as of the proposed date of cancellation. In the absence of an Indenture Default, the Lenders may not for any reason cancel at any time any part of the Available Amount of the Credit Facility.

         9.02 Events of Default. Upon the occurrence of any of the following events or conditions (each, an "Event of Default"):

          (a) any failure by the Shipowner to pay when and as due any amount owing under this Agreement, but which is not guaranteed by the Secretary; or

          (b) any failure by the Shipowner to comply with its obligations under
     Section 8.02(b) or 8.02(e); or any failure by the Shipowner to perform or comply with any of its agreements set forth in this Agreement (exclusive of any events specified as an Event of Default in any other subsection of this
     Section 9.02 and exclusive of Section 8.02(a)), which failure, if capable of being cured, remains uncured for a period of thirty (30) days after written notice thereof has been given to the Shipowner by the Facility Agent; or

          (c) the Shipowner shall be unable to pay its debts when and as they fall due or shall admit in writing its inability to pay its debts as they fall due or shall become insolvent; or the Shipowner shall apply for or consent to the appointment of any liquidator, receiver, trustee or administrator for all or a substantial part of its business, properties, assets or revenues; or a liquidator, receiver, trustee or administrator shall be appointed for the Shipowner and such appointment shall continue undismissed, undischarged or unstayed for a period of thirty (30) days, or the Shipowner shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, arrangement, readjustment of debt, dissolution, liquidation or similar executory or judicial proceeding; or a bankruptcy, arrangement, readjustment of debt, dissolution, liquidation or similar executory or judicial proceeding shall be instituted against the Shipowner and shall remain undismissed, undischarged or unstayed for a period of thirty (30) days; or

          (d) an Indenture Default has occurred;

     then, and in any such event, and at any time thereafter, if such event is continuing, and if there is no Indenture Default (or if there is an Indenture Default, only after the Secretary has received all payments due under the Secretary's Note and the Mortgage), any Agent or any Lender (by written notice to the Shipowner), shall have the right to institute any judicial or other proceedings under this Agreement to recover all amounts owing under this Agreement. The Lenders agree that so long as an Indenture Default exists, all amounts received during such period from, or on behalf of, the Shipowner shall be applied in the manner set forth in Section 7.02. Notwithstanding an Event of Default, the Lenders may not terminate the Available Amount of the Credit Facility without the Secretary's consent; provided, however, that the Shipowner's use of the Available Amount of the Credit Facility shall remain subject to the requirements of Sections 2.02, 3.01, and 5.02. Except as expressly provided above in this Section 9.02, presentment, demand, protest and all other notices of any kind are hereby expressly waived. Notwithstanding any other provision of this Agreement, if
     Section 9.02(c) is applicable, the Lender may file appropriate claims in connection therewith, but shall apply any funds collected as a consequence of said filings in accordance with the provisions of Section 7.02 of this Agreement.

         SECTION 10. GOVERNING LAW AND JURISDICTION

         10.01 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         10.02 Submission to Jurisdiction. Each of the Shipowner and the Lenders hereby irrevocably agrees that any legal suit, action or proceeding arising out of or relating to this Agreement, or any of the transactions contemplated hereby, may be instituted by the other parties hereto in the Courts of the State of New York or the Federal Courts sitting in the Borough of Manhattan, City of New York, State of New York. Each of the Shipowner and the Lenders hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have now or hereafter to the laying of the venue or any objection based on forum non conveniens, or based on the grounds of jurisdiction with respect to any such legal suit, action or proceeding and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding. Each of the Shipowner and the Lenders agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it and may be enforced in any other jurisdiction by suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. Each of the Shipowner and the Lenders waives personal service of any summons, complaint, or other process, which service may be made by such or any other means permitted by New York law.

         10.03 Waiver of Security Requirements. To the extent the Shipowner may, in any action or proceeding arising out of or relating to this Agreement be entitled under applicable law to require or claim that the Agents or the Lenders post security for costs or take similar action, the Shipowner hereby irrevocably waives and agrees not to claim the benefit of such entitlement.

         10.04 No Limitation. Nothing in this Section 10 shall affect the right of the Agents or any Lender to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the Shipowner in any jurisdiction; provided, however, that except as provided in Section 9.02, in the event of an Indenture Default, the Agents and the Lenders may not proceed against the Shipowner without the Secretary's consent unless the Secretary has received full payment under the Secretary's Note.

         SECTION 11. MISCELLANEOUS

         11.01 Computations. Each determination of an interest rate by the Administrative Agent or the Facility Agent, or any other Person pursuant to any provision of this Agreement, the Fee Letter or the Floating Rate Note, in the absence of error, shall be conclusive and binding on the Shipowner. Each determination of a fee or other amounts (excluding interest rates) by the Facility Agent, any Lender, or any other Person pursuant to any provision of this Agreement, the Fee Letter or the Floating Rate Note, in the absence of manifest error, shall be conclusive and binding on the Shipowner. All computations of interest and fees hereunder and under the Floating Rate Note shall be made on the basis of a year of three hundred sixty-five (365) days and actual days elapsed; provided, however, that the CP Rate and LIBOR shall be determined on the basis of a year of 360 days and actual days elapsed. The Secretary and Indenture Trustee may request supporting documentation for the information provided by the Facility Agent or the Administrative Agent to the Indenture Trustee.

         11.02 Notices. Except as otherwise specified, all notices given hereunder shall be in writing, and shall be given by mail, facsimile, telex or personal delivery and shall be deemed to be given for the purposes of this Agreement on the day that such notice is received by the intended recipient thereof. Unless otherwise specified in a notice delivered in accordance with this Section 11.02, all notices shall be delivered to the parties hereto and to the Indenture Trustee and the Secretary at their respective addresses indicated below:

         To the Facility Agent and the Lenders:

         Address:   Citibank International plc, as Facility Agent
                    P.O. Box 242
                    336 Strand
                    London, England WC2R  1HB
         Attention: Loans Agency
         Telephone: 01144171500 4242/1415
         Facsimile: 01144171500 4482/4484

         With a copy to:

                    Citibank, N.A., as the Alternate Lender
                    399 Park Avenue
                    New York, New York 10043
         Attention: Structured Trade Finance
         Facsimile: (212) 793-2330
         Telephone: (212) 559-6787

         With a copy to the Administrative Agent


         To the Administrative Agent

         Address:   Citicorp North America, Inc.
                    399 Park Avenue
                    New York, New York 10043
         Attention: Structured Trade Finance
         Facsimile: (212) 793-2330
         Telephone: (212) 559-6787


         To the Shipowner


         Address:   ROWAN COMPANIES, INC.
                    Suite 5450
                    2800 Post Oak Boulevard
                    Houston, Texas 77056
         Attention: Chief Financial Officer
         Telephone: (713) 960-7686
         Facsimile: (713) 960-7660

         To the Secretary

         Address:   SECRETARY OF TRANSPORTATION
                    c/o Maritime Administrator
                    400 Seventh Street, S.W.
                    Washington, D.C.  20590
         Attention: Office of Ship Finance
         Telephone: (202) 366-5744
         Facsimile: (202) 366-7901

         To the Indenture Trustee

         Address:   Allfirst Trust Company, National Association
                    Mail Code 101-591
                    25 South Charles Street
                    Baltimore, Maryland  21201
         Attention: Mr. Donald Hargadon
         Telephone: (410) 244-4224
         Facsimile: (410) 244-4236

         11.03 Disposition of Indebtedness. Once the Shipowner has completely drawn down on the Credit Facility and the Available Amount is zero, each Lender may sell, assign, transfer, negotiate, or otherwise dispose of all or any part of its interest in all or any part of the Shipowner's indebtedness under this Agreement and the Floating Rate Note to any party (collectively, a "Disposition of Indebtedness"), and any such party shall enjoy all the rights and privileges of such Lender under this Agreement and the Floating Rate Note; provided, however, that each Disposition of Indebtedness to any Person other than a domestic Affiliate of a Lender shall require the prior written consent of the Shipowner (which consent shall not be unreasonably withheld or delayed); provided, further, however, that each Lender may pledge or grant participation in all or any part of its interest in all or any part of the Shipowner's indebtedness under this Agreement and the Floating Rate Note to any party at any time so long as such Lender's commitment to lend the Available Amount under this Agreement is not affected thereby. The Shipowner shall, at the request of the Facility Agent, execute and deliver to the Facility Agent or to any party that the Facility Agent may designate, any such further instruments as may be necessary or desirable to give full force and effect to a Disposition of Indebtedness by the applicable Lender.

         11.04 Disclaimer. Neither the Agents nor the Lenders shall be responsible in any way for the performance of the Construction Contract or any other Shipowner Document, and no claim against the Shipbuilder or any other Person with respect to the performance of the Construction Contract will affect the obligations of the Shipowner under this Agreement or the Floating Rate Note.

         11.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in exercising any right, power or privilege under this Agreement, the Floating Rate Note or the Indenture and no course of dealing between or among the Shipowner and any Agent or any Lender shall operate as a waiver of the rights of the Shipowner and such Lenders against each other under this Agreement; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Floating Rate Note or the Indenture preclude the Shipowner, the Agents, or the Lenders from exercising against each other any other right, power or privilege hereunder. The rights and remedies expressly provided herein are cumulative and not exclusive of any rights or remedies that the Agents or the Lenders would otherwise have. No notice to or demand on the Shipowner in any case shall entitle the Shipowner to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Lender under this Agreement to any other or further action in any circumstances without notice or demand. Notwithstanding any other provision to the contrary herein, no provision in this Agreement or any other related agreement preserves any rights in favor of the parties against the Secretary in the event that either party fails or delays to exercise any rights, powers, or privileges under this Agreement, the Floating Rate Note or the Indenture or engages in any particular course of dealing.

         11.06 Currency. All payments of principal, interest, fees or other amounts due hereunder and under the Floating Rate Note shall be made in Dollars, regardless of any law, rule, regulation or statute, whether now or hereafter in existence or in effect in any jurisdiction, which affects or purports to affect such obligations.

         11.07 Severability. To the extent permitted by applicable law, the illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

         11.08 Amendment or Waiver. This Agreement may not be changed, discharged or terminated without the written consent of the parties hereto, and no provision hereof may be waived without the written consent of the party to be bound thereby. There may be no change, discharge, termination or claim of waiver of the terms of this Agreement without the prior written consent of the Secretary, who is entitled to enforce his rights under this Agreement as an intended third party beneficiary to this Agreement. The parties hereto acknowledge, however, that nothing in this Agreement creates in either the Shipowner or the Lenders any right whatsoever against the Secretary.

         11.09 Indemnification. Without limiting any other rights that any Agent or any Lender may have hereunder or under applicable law, the Shipowner hereby agrees to indemnify each of the Agents and the Lenders (each, an "Indemnified Party") from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by such Indemnified Party arising out of or as a result of this Agreement or the Floating Rate Note excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party. In the event of an Indenture Default, all amounts received by such Indemnified Party pursuant to such indemnification after an Indenture Default shall be held and paid in the manner required by Section 7.02.

         11.10 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Shipowner may not assign any of its rights or obligations hereunder without the prior written consent of the Lenders, and, to the extent set forth in paragraph 11.03 hereof, the Secretary.

         11.11 Waiver of Jury Trial. Each of the Shipowner and the Lenders waives its respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement, any assignment or the transactions contemplated hereby, in any action, proceeding or other litigation of any type brought by any party against the other parties, whether with respect to contract claims, tort claims, or otherwise. Each of the Shipowner and the Lenders agrees that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this section as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Agreement, any assignment or any provision hereof or thereof. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement or any assignment.

         11.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         11.13 Shipowner Documents. Notwithstanding the provisions of this Agreement, in any conflict between this Agreement and the provisions of the Shipowner Documents, the Shipowner Documents shall govern the agreement between the parties hereto, but only with respect to the subject matter thereof. Notwithstanding the previous sentence, any provision in the Indenture (or any other agreement the Shipowner has entered into with any other Person) purporting to release the Shipowner of any indebtedness, liability or obligation shall not apply to any indebtedness, liability or obligation of the Shipowner hereunder and no termination of the Indenture (or any other agreement the Shipowner has entered into with any other Person) shall affect the continued effectiveness of this Agreement, which shall continue in full force and effect until the Credit Facility has been terminated and all indebtedness, liabilities and obligations of the Shipowner have been fully discharged and satisfied, the Floating Rate Note have been paid, satisfied and discharged in full, and there has elapsed a year and a day from the last payment received from, or on behalf, of the Shipowner. However, this Section 11.13 shall have no affect on the relationships established and the agreements entered into by the parties to the

Shipowner Documents (and such other agreements the Shipowner has entered into with any other Person), in each case to which the Lenders are not parties in their capacities as the Lenders hereunder.

         11.14 Entire Agreement. This Agreement, the Fee Letter and the Floating Rate Note contain the entire agreement among the parties hereto regarding the Credit Facility.

         11.15 No Proceedings. Each of the Shipowner, the Alternate Lender and the Agents hereby agrees that it will not institute against, or join any other Person in instituting against, the Primary Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other proceeding under any federal or state bankruptcy or similar law, so long as any Commercial Paper issued by the Primary Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper shall have been outstanding.

SECTION 12. ARRANGEMENTS AMONG THE AGENTS AND THE LENDERS

         12.01 Appointment. Each Lender hereby appoints the Facility Agent to act as its agent in connection herewith and in connection with the Floating Rate Note and the Indenture and authorizes the Facility Agent to exercise such rights, powers and discretions as are specifically delegated to the Facility Agent by the terms hereof and thereof, together with all such rights, powers and discretions as are reasonably incidental thereto. Without limiting the foregoing, all notices to be delivered to, and approvals to be given by, a Lender under the disbursement procedures described in Section 3.01 hereof shall be delivered to and given by the Facility Agent on behalf of such Lender.

         12.02 Rights of Facility Agent. The Lenders and the Facility Agent agree that the Facility Agent may:

         (i) assume that (a) any representation made by the Shipowner in connection herewith is true; (b) no event which is or may become an Event of Default has occurred; (c) the Shipowner is not in breach of or default under its obligations hereunder; (d) any right, power, authority or discretion vested herein upon the Lenders or any other person or group of persons has not been exercised; unless it has, in its capacity as Facility Agent, notice or actual knowledge to the contrary;

         (ii) engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

         (iii) rely as to any matters of fact which might reasonably be expected to be within the knowledge of the Shipowner upon a certificate signed by or on behalf of the Shipowner;

         (iv) rely upon any communication or document believed by it to be genuine;

         (v) refrain from exercising any right, power or discretion vested in it as facility agent hereunder unless and until instructed by a Lender as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised; and

         (vi) refrain from acting in accordance with any instructions of any Lender to begin any legal action or proceeding arising out of or in connection with this Agreement until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, expenses (including legal fees) and liabilities which it will or may expend or incur in complying with such instructions.

         12.03 Duties. The Facility Agent shall:

         (i) promptly inform each Lender of the contents of any notice or document received by it from the Shipowner hereunder;

         (ii) promptly notify each Lender of the occurrence of any Event of Default or any default by the Shipowner in the due performance of or compliance with its obligations under this Agreement of which the Facility Agent has notice from any other party hereto;

         (iii) save as otherwise provided herein, act as facility agent hereunder in accordance with any instructions given to it by any Lender, which instructions shall be binding on all of the Lenders; and

         (iv) if so instructed by any Lender, refrain from exercising any right, power or discretion vested in it as facility agent hereunder.

         12.04 Limitation on Obligations of Facility Agent. Notwithstanding anything to the contrary expressed or implied herein, the Lenders and the Facility Agent agree that the Facility Agent shall not:

         (i)      be bound to inquire as to:

                  (a) whether or not any representation made by the Shipowner in connection herewith is true;

                  (b) the occurrence or otherwise of any event which is or may become an Event of Default;

                  (c) the performance by the Shipowner of its obligations hereunder; or

                  (d) any breach of or default by the Shipowner or under its obligations hereunder;

         (ii) be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account;

         (iii) be bound to disclose to any other person any information relating to the Shipowner or any of its agencies if such disclosure would or might in its opinion constitute a breach of any law or regulation or be otherwise actionable at the suit of any person; or

         (iv) be under any obligations other than those for which express provision is made herein.

         12.05 Indemnification by Lenders. The Alternate Lender shall, from time to time on demand by the Facility Agent, indemnify the Facility Agent, against any and all costs, claims, expenses (including legal fees) and liabilities (collectively, "Liabilities") together with any tax thereon which the Facility Agent may incur, otherwise than by reason of its own gross negligence or willful misconduct, in acting in its capacity as facility agent hereunder (including, without limitation, any Liabilities in anyway relating to or arising out of certifications made with respect to either (a) the due authorization, execution or delivery of a Floating Rate Note, or (b) laws and/or regulations of any Governmental Authority, in each case in connection with any request by the Facility Agent to the Indenture Trustee or the Secretary for the Secretary to endorse its guarantee on a Floating Rate Note or for the Indenture Trustee to authenticate a Floating Rate Note).

         12.06 Limitation on Responsibility. The Facility Agent accepts no responsibility to the Lenders for the accuracy and/or completeness of any information supplied by the Shipowner in connection herewith or for the legality, validity, effectiveness, adequacy or enforceability of this Agreement, and the Facility Agent shall be under no liability to the Lenders (nor to the Shipowner, Indenture Trustee or the Secretary with respect to calculations of the Applicable Interest Rate) as a result of taking or omitting to take any action in relation to this Agreement, save in the case of its own negligence or willful misconduct.

         12.07 No Claims on Employees of Facility Agent. Each Lender agrees that it will not assert or seek to assert against any director, officer or employee of the Facility Agent any claim that it might have against it in respect of the matters referred to in Clause 12.06.

         12.08 Banking Business. The Lenders agree that the Facility Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with the Shipowner.

         12.09 Resignation or Termination of Facility Agent.

         (i) The Facility Agent may (after consultation with the Shipowner and the Lenders) resign its appointment hereunder at any time without assigning any reason therefor by giving not less than thirty (30) days' prior written notice to that effect to each of the other parties hereto; provided, that no such resignation shall be effective until a successor for the Facility Agent is appointed in accordance with the succeeding provisions of this Section 12;

         (ii) The Lenders and the Shipowner may jointly seek the termination of the appointment of the Facility Agent hereunder at any time by giving not less than thirty (30) days prior written notice to that effect to the Facility Agent; provided that no such termination shall be effective until a successor for the Facility Agent is appointed in accordance with the succeeding provisions of this
Section 12; provided further that any such notice of termination must be signed by all of the Lenders and the Shipowner; and

         (iii) For the avoidance of doubt, the parties hereto agree that the provisions of this Section 12.09 shall at no time apply to or restrict the ability of the Administrative Agent to resign its position of Administrative Agent.

         12.10 Successor to Facility Agent. If the Facility Agent gives notice of its resignation pursuant to Section 12.09(i) or receives notice of termination pursuant to Section 12.09(ii), then any reputable and experienced bank or other financial institution may be appointed as a successor to the Facility Agent by the Lenders with the consent of the Secretary and Shipowner (which consent of the Shipowner shall not be unreasonably withheld or delayed) during the period of such notice but, if no such successor is so appointed, the Facility Agent may appoint such a successor itself with the consent of the Secretary and Shipowner (which consent of the Shipowner shall not be unreasonably withheld or delayed).

         12.11 Discharge of Obligations. If a successor to the Facility Agent is appointed under the provisions of Section 12.10, then (i) the retiring Facility Agent shall be discharged from any further obligation hereunder but shall remain entitled to the benefits of the provisions of this Section 12 and (ii) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party hereto.

         12.12 Responsibilities of Lenders. It is understood and agreed by each Lender that it is, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Shipowner, the Secretary and the United States of America and, accordingly, each Lender warrants to the Facility Agent that it has not relied and will not hereafter rely on the Facility Agent:

         (i) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Shipowner in connection with this Agreement or the transaction herein contemplated (whether or not such information has been or is hereafter circulated to such Lender by the Facility Agent); or

         (ii) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Shipowner.

         12.13 Agency Division. In acting as Facility Agent for the Lenders, the Facility Agent's agency division shall be treated as a separate entity from any other of its divisions or departments and, notwithstanding the foregoing provisions of this Section 12, in the event that the Facility Agent should act for the Shipowner in any capacity in relation to any other matter, any information given by the Shipowner to the Facility Agent in such other capacity may be treated as confidential by the Facility Agent.

         12.14 Administrative Agent. Each party hereto (other than the Administrative Agent) acknowledges that the Administrative Agent is a party hereto only in its capacity as administrative agent of the Primary Lender and the Primary Lender's commercial paper holders.

         12.15 Facility Agent Only Agent for the Lenders. The Facility Agent is not authorized to, nor shall it, act as the agent for the Secretary, the Indenture Trustee, the Shipowner or any of their successors in interest or assigns in any of the capacities provided for herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.


ROWAN COMPANIES, INC., as the           GOVCO INCORPORATED, as the
Shipowner                               Primary Lender, by Citicorp
                                        North America, Inc., its
                                        attorney-in-fact.
By:      E. E. Thiele
   -----------------------------
         (Signature)                    By:      P.A. Botticelli
                                           -----------------------------
Name:     E. E. Thiele                           (Signature)
     ---------------------------
         (Print)                        Name:    P. A. Botticelli
                                             ---------------------------
Title:   Senior Vice President                   (Print)
      --------------------------
                                        Title:   Vice President
                                              --------------------------
                                                 (Print)

CITIBANK INTERNATIONAL plc,
as Facility Agent                       CITIBANK, N.A., as the Alternate
                                        Lender

By:      P.A. Botticelli
   -----------------------------        By:      Ae Kyong Chung
         (Signature)                       -----------------------------
                                                 (Signature)
Name:    P. A. Botticelli
     ---------------------------        Name:    Ae Kyong Chung
         (Print)                             ---------------------------
                                                 (Print)
Title:   Vice President
      --------------------------        Title:   Vice President
         (Print)                              --------------------------
                                                 (Print)


                                        CITICORP NORTH AMERICA, INC., as
                                        the Administrative Agent


                                        By:      P.A. Botticelli
                                           -----------------------------
                                                 (Signature)

                                        Name:    P. A. Botticelli
                                             ---------------------------
                                                 (Print)

                                        Title:   Vice President
                                              --------------------------
                                                 (Print)

EXHIBIT 1 TO
CREDIT AGREEMENT

Schedule of Definitions to Credit Agreement
Dated as of October 29, 1999


         "Accelerated Repayment" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Act" means the Merchant Marine Act, 1936, as amended, and in effect on the Closing Date.

         "Administrative Agent" means CITICORP NORTH AMERICA, INC., a Delaware corporation, as administrative agent for the Primary Lender and the commercial paper holders of the Primary Lender (and their respective successors and assigns), and its permitted successors and assigns.

         "Affiliate" or "Affiliated" means any Person directly or indirectly controlling, controlled by, or under common control with, another Person.

         "Agent" means each of the Administrative Agent and the Facility Agent, individually, and "Agents" means the Administrative Agent and the Facility Agent, collectively.

         "Alternate Lender" shall have the meaning set forth in the preamble to the Credit Agreement.

         "Applicable Interest Rate" shall mean

         (i) with respect to any Disbursement or portion thereof that is funded by the Primary Lender through its issuance of commercial paper notes and so long as the Primary Lender is the holder of the indebtedness related to such funded portion, a rate (the "CP Rate") equal to the sum of (A) the Primary Lender's weighted average cost (defined below) related to the issuance of commercial paper notes and other short-term borrowings or the sale of participation interests (collectively, "Commercial Paper"), which in each case have been allocated by the Primary Lender to the Credit Facility, which rate includes related issuance costs incurred by the Primary Lender, plus (B) three-tenths of one percent (.30%) as calculated by the Administrative Agent for each

Interest Period and specified in a notice sent by the Administrative Agent to the Facility Agent and by the Facility Agent to the Shipowner and the Indenture Trustee at least five (5) Business Days prior to each Interest Payment Date on which the interest so calculated is payable (For purposes of the foregoing, the Primary Lender's "weighted average cost" of Commercial Paper shall consist of
(I) the actual interest rate paid to purchasers of Commercial Paper, (II) the costs associated with the issuance of the Commercial Paper and (III) other borrowings the Primary Lender may incur, including the amount to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market); and

         (ii) with respect to any Disbursement funded by the Alternate Lender or to the extent that a Disbursement held by the Primary Lender is assigned to the Alternate Lender or to any other assignee, then, from and after the applicable Disbursement Date or the effective date of such assignment, as the case may be, a rate per annum equal to LIBOR plus three tenths of one percent (0.30%) per annum; provided, however, that, if the Alternate Lender shall have determined, prior to the commencement of any Interest Period that: (A) Dollar deposits of sufficient amount and maturity for funding a Disbursement are not available to such Lender in the London interbank market in the ordinary course of business; or (B) by reason of circumstances affecting the relevant market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to a Disbursement; or (C) the relevant rate of interest referred to in the definition of LIBOR which is to be used to determine the rate of interest for a Disbursement does not cover the funding cost to the Lender of making or maintaining the Disbursement, then the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such condition and interest shall, effective as of the date of such notice and so long as such condition shall exist, accrue during each applicable Interest Period at the Base Rate; provided, further, however that if, in the Lender's reasonable judgment, it becomes unlawful at any time for such Lender to make or maintain Disbursements based upon LIBOR, the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such determination and, effective as of the date of such notice and so long as such condition shall exist, interest shall thereafter accrue during each applicable Interest Period at the Base Rate.

         "Authorization Agreement" means the Authorization Agreement, Contract No. MA-13539, dated the Closing Date, between the Secretary and the Indenture Trustee, whereby the Secretary authorizes the

Guarantee of the United States of America to be endorsed on the Floating Rate Note, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Available Amount" shall have the meaning set forth in Section 2.01 of the Credit Agreement.

         "Base Rate" means, for any Interest Period or any other period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

                  (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate; or

                  (b) One-half of one percent (0.50%) per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York, or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A. from three New York certificate of deposit dealers of recognized standing selected by Citibank, N.A., in either case adjusted to the nearest one-fourth of one percent (0.25%) or, if there is no nearest one-fourth of one percent, to the next higher one-fourth of one percent.

         "Business Day" shall mean any day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks in London and New York City are open for domestic and foreign exchange business.

         "Certificate Authorizing Disbursement" shall mean, with respect to a Disbursement, the United States Certificate Authorizing Disbursement substantially in the form set forth in Annex A to the Credit Agreement.

         "Closing Date" means October 29, 1999.

         "Commercial Paper" shall have the meaning set forth in clause (a)(i)of the definition of Applicable Interest Rate herein.

         "Construction Contract" means that certain Mobile Platform Construction Agreement (LeTourneau Hull No. 221), dated December 18, 1996, by and between the Shipowner and the Shipyard, as the same may be amended, modified or supplemented in accordance with the applicable provisions thereof.

         "Construction Period" shall mean the period from the date hereof to the Delivery Date.

         "Construction Period Interest" shall mean all interest that accrues on the Outstanding Principal during the Construction Period.

         "CP Rate" shall have the meaning set forth in clause (a)(i) of the definition of Applicable Interest Rate herein.

         "Credit Agreement" or "Agreement" shall mean the Credit Agreement, dated as of the Closing Date, among the Shipowner, the Lenders, and the Agents, including any Exhibit, Annex, or other attachment thereto, as the same may be amended, modified or supplemented in accordance with the applicable provisions thereof.

         "Credit Facility" shall have the meaning set forth in Whereas Clause
(A) of the Credit Agreement.

         "Credit Facility Amount" shall have the meaning set forth in Section
2.01 of the Credit Agreement.

         "Delivery Date" means the date on which the Vessel is delivered to and accepted by the Shipowner.

         "Depository Agreement" means the Depository Agreement, Contract No. MA-13445, dated September 29, 1998, between the Shipowner, CITIBANK, N.A., as Depository, and the Secretary, as the same is originally executed, or amended, modified or supplemented in accordance with the applicable provisions thereof.

         "Disbursements" shall have the meaning set forth in Section 2.03 of the Credit Agreement.

         "Disbursement Date" shall mean, in relation to any Disbursement, the Business Day on which the Lender shall make such Disbursement.

         "Disposition of Indebtedness" shall have the meaning set forth in
Section 11.03 of the Credit Agreement.

         "Dollars", "U.S. Dollars", "U.S.D.", "U.S. $" or "$" shall mean the lawful currency of the United States of America.

         "Event of Default" shall have the meaning set forth in Section 9.02 of the Credit Agreement.

         "Facility Agent" means CITIBANK INTERNATIONAL plc, a bank organized and existing under the laws of England, as facility agent for both the Primary Lender and the Alternate Lender (and their respective successors and assigns), and its permitted successors and assigns.

         "Fee Letter" shall have the meaning set forth in Section 6.01 of the Credit Agreement.

         "Final Disbursement Date" shall have the meaning set forth in Section
2.02 of the Credit Agreement.

         "Fixed Rate Note" shall mean the Note substantially identical to the form of Exhibit 3 to the Indenture, appropriately completed.

         "Floating Rate Note" shall mean the Note substantially identical to the form of Exhibit 2 to the Indenture, appropriately completed.

         "Governmental Authority" shall mean the government of any country, any agency, department or other administrative authority or instrumentality thereof, and any local or other governmental authority within any such country.

         "Guarantee" or "Guarantees" means the guarantee of the Floating Rate Note by the United States of America pursuant to Title XI of the Act, as provided in the Authorization Agreement.

         "Guarantee Commitment" means the Commitment to Guarantee Obligations, Contract No. MA-13538, dated as of the Closing Date, executed by the Secretary and accepted by the Shipowner with respect to the Guarantees, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Guarantee Fees" shall mean the amounts described in the Guarantee Commitment payable in consideration for the commitment therein described and payable as provided in such Guarantee Commitment.

         "Holder" means each holder of the Floating Rate Note.

         "Indemnified Amounts" shall have the meaning set forth in Section 11.09 of the Credit Agreement.

         "Indemnified Party" shall have the meaning set forth in Section 11.09 of the Credit Agreement.

         "Indenture" means the Trust Indenture dated as of the Closing Date, between the Shipowner and the Indenture Trustee, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Indenture Default" has the meaning specified in Article VI of Exhibit 1 to the Indenture.

         "Indenture Trustee" means ALLFIRST TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, and any successor trustee permitted under the Indenture.

         "Interest Payment Date" means, with respect to the Floating Rate Note, the date when any installment of interest on such Note is due and payable, which are April 20 and October 20 of each year, beginning on April 20, 2000, and the date of any prepayment of the Floating Rate Note.

         "Interest Period" shall mean, with respect to any Disbursement, (i) the period commencing on the Disbursement Date and extending up to, but not including, the next Interest Payment Date; and (ii) thereafter the period commencing on each Interest Payment Date and extending up to, but not including, the next Interest Payment Date.

         "Lender" shall have the meaning set forth in the preamble to the Credit Agreement.

         "Lenders" means collectively the Primary Lender and the Alternate
Lender.

         "Liabilities" shall have the meaning set forth in Section 12.05 of the Credit Agreement.

         "LIBOR" (a) in relation to any Interest Period, shall mean the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) quoted by the principal London office of CITIBANK, N. A., at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of U.S. Dollar deposits for a period and in an amount comparable to such Interest Period and the principal amount upon which interest is to be paid during such Interest Period; and (b) in relation to any Post Maturity Period, shall have the meaning as set forth in Section 4.02(b) of the Credit Agreement.

         "Lien" shall have the meaning set forth in Section 8.01(c) of the Credit Agreement.

         "Liquidation Period" shall have the meaning set forth in Section 4.03(a) of the Credit Agreement.

         "Maturity" when used with respect to any Obligation, means the date on which the principal of, or interest on, such Obligation becomes due and payable as therein provided, whether on a Payment Date, at the Stated Maturity or by prepayment, repayment, redemption or declaration of acceleration or otherwise.

         "Mortgage" means the first preferred ship mortgage on the Vessel, Contract No. MA-13541, between the Shipowner and the Secretary, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Note" shall mean a Floating Rate Note or a Fixed Rate Note.

         "Obligation" or "Obligations" shall mean the Floating Rate Note or Fixed Rate Note(s) of the Shipowner bearing a Guarantee and authenticated and delivered pursuant to the Indenture and the Authorization Agreement.

         "Other Taxes" shall have the meaning set forth in Section 6.02(a) of the Credit Agreement.

         "Outstanding Principal" shall have the meaning set forth in Section
2.01 of the Credit Agreement.

         "Payment Date" shall mean April 20 and October 20 of each year, beginning on April 20, 2002.

         "Payment Default" has the meaning specified in Section 6.01(a) of
Exhibit 1 to the Indenture.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Post Maturity Applicable Interest Rate" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Post Maturity Interest Rate" shall have the meaning set forth in
Section 4.02(b) of the Credit Agreement.

         "Post Maturity Period" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Primary Lender" shall have the meaning set forth in the preamble to the Credit Agreement.

         "Quotation Date" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Redemption" means with respect to the redemption of the Floating Rate Note, the repayment or prepayment of the Floating Rate Note as applicable.

         "Redemption Date" means, with respect to the Floating Rate Note, a date fixed for the prepayment, repayment or redemption of such Note by or pursuant to
Section 4 of the Credit Agreement, Article Fourth of the Indenture, or Article III of Exhibit 1 to the Indenture.

         "Redemption Price" means, with respect to the Floating Rate Note, the price at which the Floating Rate Note is to be prepaid, repaid, or redeemed pursuant to Section 4 of the Credit Agreement, Article Fourth of the Indenture, or Article III of Exhibit 1 to the Indenture.

         "Secretary" means the Secretary of Transportation or any official or official body from time to time duly authorized to perform the duties and functions of the Secretary of Transportation under Title XI of the Act (including the Maritime Administrator, the Acting Maritime Administrator, and to the extent so authorized, the Deputy Maritime Administrator and other officials of the Maritime Administration).

         "Secretary's Note" means a promissory note or promissory notes issued and delivered by the Shipowner to the Secretary described in Article Third of the Special Provisions of the Security Agreement and shall also mean any promissory note issued in substitution for and replacement thereof pursuant to the Security Agreement.

         "Security Agreement" shall mean that certain security agreement, Contract No. MA-13540 dated as of the Closing Date, with respect to the Vessel, executed by the Shipowner and the Secretary relating to the security in respect to the Guarantees, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Shipowner" means ROWAN COMPANIES, INC., a Delaware corporation, and for purposes of the Indenture and the Floating Rate Note, subject to the provisions of Sections 6.09, 8.01 and 8.02 of Exhibit 1 to the Indenture, shall also include its successors and assigns; provided, however, that for purposes of the Credit Agreement, the term Shipowner shall also include the Shipowner's permitted successors and assigns under the Credit Agreement.

         "Shipowner's Documents" means the Security Agreement, the Mortgage, the Title XI Reserve Fund and Financial Agreement, the Depository Agreement, and the Secretary's Note.

         "Shipowner Financial Statements" shall have the meaning set forth in
Section 8.01(h) of the Credit Agreement.

         "Shipyard" or "Shipbuilder" means LETOURNEAU, INC., a Texas corporation.

         "Stated Maturity," when used with respect to the Floating Rate Note, means the date determinable as set forth in such Note as the final date on which the principal of such Note is due and payable, which shall include, without limitation, each of the Payment Dates.

         "Taxes" shall have the meaning set forth in Section 6.02(a) of the Credit Agreement.

         "Title XI Reserve Fund and Financial Agreement" means that certain Title XI Reserve Fund and Financial Agreement, Contract No. MA-13261, dated as of December 17, 1996, executed by the Shipowner and the Secretary, as amended, modified or supplemented in accordance with the applicable provisions thereof.

         "United States" means the United States of America.

         "Unpaid Amount" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Vessel" means the Shipowner's self-elevating mobile offshore drilling unit to be named the GORILLA VII and constructed by LETOURNEAU, INC. in accordance with the Construction Contract, including all work and material heretofore or hereafter performed upon or installed in or placed on board such Vessel, together with related appurtenances, additions, improvements, and replacements.

                                                     ANNEX A TO CREDIT AGREEMENT

                              ROWAN COMPANIES, INC.
                                   SUITE 5450
                             2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056


__________, 1999


Secretary of Transportation
c/o Maritime Administrator
Department of Transportation
400 Seventh Street, S.W.
Washington, D.C.  20590

Ladies and Gentlemen:

         We are enclosing herewith our Disbursement Request No. ___ and Certificate plus the following documents for disbursement from the Credit Facility that has been established for LeTourneau, Inc., Hull No. 221:

1.       Shipyard's Certificate of No Liens pursuant to Section 2.02(d) of
         Exhibit 1 to the Security Agreement.

2.       Wire transfer instructions for Shipyard, Shipowner, or Lender.

3. Request for Actual Cost Approval and Reimbursement (___________) with Supplemental Schedules Nos. ___ and ___.

4.       Certificate Authorizing Disbursements

The amount requested, U.S. $__________ represents:

Progress Payment No. __ for LeTourneau, Inc. Hull No. 221.

Very truly yours,

ROWAN COMPANIES, INC.

By:
   --------------------------
Title:
      -----------------------

                              ROWAN COMPANIES, INC.
                           DISBURSEMENT REQUEST NO. __
                                 AND CERTIFICATE
                            TO ACCOMPANY DISBURSEMENT
                            FROM CREDIT FACILITY FOR
                                    HULL 221


                                __________, 1999


Secretary of Transportation
c/o Maritime Administration
Department of Transportation
400 Seventh Street, S.W.
Washington, D.C.  20590


                  ROWAN COMPANIES, INC. (the "Shipowner") hereby requests the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary") to approve disbursement from the Credit Facility for Hull No. 221 under the Credit Agreement dated October ___, 1999, (the "Agreement"), in accordance with the accompanying wire transfer instructions. In support of said request and in order to induce the Secretary to approve said disbursement, the Shipowner hereby certifies:

                  I. (A) That the Final Disbursement Date of the Credit Facility has not occurred and that there is no default under the Security Agreement dated October __, 1999, Contract No. MA-13540 (the "Security Agreement") or the Construction Contract; (B) there have been no occurrences which have or would adversely and materially affect the condition of the Vessel, its hull or any of its component parts; (C) the amounts of the Request is in accordance with the Construction Contract including the approved disbursement schedule and each item in these amounts is properly included in the Secretary's approved estimate of Actual Cost; (D) with respect to the Request, once the Shipyard is paid there will be no liens or encumbrances on the Vessel, its hull or component parts for which the withdrawal is being requested except for those already approved by the Secretary; and (E) if the Vessel has already been delivered, it is in class and is being maintained in the highest and best condition.

                  II. That the requested Disbursement is properly due and payable to the following payee(s), in the following amount(s) and in respect of the following items(s):

                     Payee           Amount                   Item

                --------------    $-----------      ----------------------------

                  III. That all prior Disbursements (if any) from the Credit Facility have been used for the purposes stated in prior certificates furnished to the Secretary.

                  IV. That the requested Disbursement is not to be used to pay, or to reimburse the Shipowner for the payment of, any item(s) or amount(s) paid or reimbursed from any prior Disbursement(s) from the Credit Facility.

                  V. That the amount (if any) stated in II above to be paid to the _____________ for the payment of interest, is the amount of interest on the Obligations equal to the interest payable on ________________, 199___.

                  VI. That the amount(s) (if any) stated in II above to be paid to the Lenders, Shipyard or other persons entitled thereto, or to the Shipowner as reimbursement for amounts which it shall have paid or have caused to be paid to said parties, is (are) properly payable from the Credit Facility because:

                           A. The total amount paid by or for the account of the
                  Shipowner on account of the items, amounts and increases set forth or referred to in Table A of the Security Agreement from sources other than the proceeds of the Obligations equals at least 12-1/2% of the Actual Cost of the Vessel stated in the Security Agreement.(1)

                           B. The amount(s) (if any) stated in II above to be
                  paid to the Shipowner would not have the effect of reducing the total amount paid referred to in A above, below the minimum set forth in A above;

                  All terms used herein shall have the same meaning as they have in the Security Agreement.


ROWAN COMPANIES, INC.


By:
   ---------------------------
Title:
      ------------------------


----------
(1) If such Actual Cost has been redetermined by the Secretary, add: "as the same was redetermined by the Secretary on _________, 199__."

                      CERTIFICATE AUTHORIZING DISBURSEMENT

                                       Date ___________________

CITIBANK INTERNATIONAL plc, as Facility Agent
                  Attention:  Gillian Barnfather
GOVCO INCORPORATED, as Primary Lender
CITIBANK, N.A., as Alternate Lender
New York, New York

Subject:                   Credit Agreement dated October __, 1999
                           ROWAN COMPANIES, INC.
                           Certificate Authorizing Disbursement No. ____

Ladies and Gentlemen:

                  In accordance with the terms and conditions of the Security Agreement between ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner" or "Borrower") and the Secretary and with respect to the Shipowner's Request for Disbursement pursuant to the Credit Agreement ("Agreement"), dated as of October ___, 1999, by and among, the Shipowner, GOVCO INCORPORATED, a Delaware corporation (the "Primary Lender"), CITIBANK, N.A., a national banking association (the "Alternate Lender" and, together with the Primary Lender, the "Lenders"), CITIBANK INTERNATIONAL PLC, a bank organized and existing under the laws of England (the "Facility Agent"), and CITICORP NORTH AMERICA, INC., a Delaware corporation (the "Administrative Agent"), we hereby authorize the Primary Lender or the Alternate Lender, as determined in accordance with Section
2.01 of the Agreement, to make a Disbursement under the Credit Facility in the amount of U.S. $________ on or after ___________ , 199_, by paying to such Lender from the proceeds of the Disbursement the Construction Period Interest payable to such Lender in the amount of U.S. $___________________, and then paying the balance of the proceeds of the Disbursement to the account of [identify the Shipowner's, Shipyard's account as it is carried on the books of the payee bank] at [complete name and address of the payee bank].

                  The defined terms in this Certificate shall have the respective meanings specified in the Credit Agreement.

(Seal)                                 UNITED STATES OF AMERICA
                                       SECRETARY OF TRANSPORTATION

ATTEST:                                By: Maritime Administration


                                           By:
--------------------------                    -------------------------
Assistant Secretary                           Secretary
Maritime Administration                       Maritime Administration

                             CERTIFICATE OF NO LIENS


                  LeTourneau, Inc., a Texas corporation (the "Shipyard"), does hereby certify that, on the date hereof, the Vessel being constructed pursuant to that certain construction contract dated December 18, 1996, as amended (the "Construction Contract"), between the Shipyard and ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner"), which Vessel is identified as Le Tourneau Hull No. 221, and its component parts are free of any liens and rights in rem.

                  IN WITNESS WHEREOF, the Shipyard has caused this Certificate to be duly executed and delivered this _____ day of ---------------.


                                       LeTourneau, Inc.,
                                       a Texas corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT

                                  SUMMARY SHEET


Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No. 221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE:
++
Period Covered From: _______________________ to: _____________________ Final Cost Submittal      ++

Date of Last Previous Submittal:
                                --------------------

                            INSTRUCTIONS TO SHIPOWNER

Requests for actual cost approvals and remittances must be submitted on this form and on the supplemental schedules listed below as applicable. Specific instructions are included on each supplemental schedule.


================================================= ================ ================ ================= ==================

            Remittances to Shipyard                                                                      Cumulative
                                                   Supplemental       Previous        Actual Cost        Actual Cost
                                                   Schedule No.      Cumulative      This Submittal        to Date
                                                                        Total
------------------------------------------------- ---------------- ---------------- ----------------- ------------------
  Contract Base Cost                                     1

                                                  ---------------- ---------------- ----------------- ------------------

  Escalation                                             1
                                                  ---------------- ---------------- ----------------- ------------------

  Changes & Extras                                    2 & 2A
                                                  ---------------- ---------------- ----------------- ------------------

  Other Items                                            3
------------------------------------------------- ---------------- ---------------- ----------------- ------------------

  1. Subtotal-Actual Construction Cost
------------------------------------------------- ---------------- ---------------- ----------------- ------------------

  Owner Furnished Items                                  4
  Design, Engineering and Inspection
  at Owner's Cost

                                                  ---------------- ---------------- ----------------- ------------------

  2. Subtotal-Actual Owner's Cost                        5
                                                  ---------------- ---------------- ----------------- ------------------


------------------------------------------------- ---------------- ---------------- ----------------- ------------------

  TOTAL (1&2) ACTUAL CONSTRUCTION
     & OUTFITTING COST:

                                                  ---------------- ---------------- ----------------- ------------------

  Less: Items of Foreign Cost                            6
------------------------------------------------- ---------------- ---------------- ----------------- ------------------

  3. Subtotal-Actual Construction and
      Owner's Outfitting Cost
------------------------------------------------- ---------------- ---------------- ----------------- ------------------

  Financing Costs:   Commitment Fees                     7

                                                  ---------------- ---------------- ----------------- ------------------


                     Interest Fees
                                                  ---------------- ---------------- ----------------- ------------------

                     Interest Income
------------------------------------------------- ---------------- ---------------- ----------------- ------------------

 4. Subtotal-Financing Costs
------------------------------------------------- ---------------- ---------------- ----------------- ------------------

   TOTAL-ACTUAL COST
------------------------------------------------- ---------------- ---------------- ----------------- ------------------

 5. Source of Payments
------------------------------------------------- ---------------- ---------------- ----------------- ------------------

    Credit Facility
                                                  ---------------- ---------------- ----------------- ------------------

    Shipowner
                                                  ---------------- ---------------- ----------------- ------------------

   General Fund
                                                  ---------------- ---------------- ----------------- ------------------

                        TOTAL
================================================= ================ ================ ================= ==================
      Notes, Comments, Etc.

                            CERTIFICATION OF PAYMENT

The undersigned has examined the records of N/A and certifies the above cost figures and the supplemental schedules to accurately state the actual costs, both paid and to be paid, of ______ in accordance with generally accepted accounting practices.


DATE:

                        U.S. DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                           SUPPLEMENTAL SCHEDULE NO. 1

                        CONTRACT BASE COST AND ESCALATION



Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No. 221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE




                            INSTRUCTIONS TO SHIPOWNER

List all remittances made to the shipyard for the construction of the vessel as shown in the contract specifications. Include escalation, if applicable, as defined in the contract. Do not include the cost of subsequent amendments to the contract or changes and extras which are to be listed on Schedules 2 and 2A.

DATE OF                    NOTES OR COMMENTS                  CONTRACT
PAYMENT                    (IF REQUIRED)                      BASE COST                 ESCALATION                TOTAL
-----------------------------------------------------------------------------------------------------------------------

                        U.S. DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                           SUPPLEMENTAL SCHEDULE NO. 2

                           INDEX OF CHANGES AND EXTRAS



Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No. 221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE




                            INSTRUCTIONS TO SHIPOWNER

List all changes and extras in numerical order as indicated below. Fill in all information requested. Show total cost claimed at the end of the list. Attach
Schedule 2A with information requested arranged in the same sequence.

If preferred, the Applicant may request the shipyard to forward this schedule and Schedule 2A directly to Chief, Division of Cost Estimates and Analysis, Maritime Administration, Code MAR-722, Room 2122, 400 Seventh Street, S.W., Washington, D.C. 20590.

CHANGE NO.                 DESCRIPTION OR IDENTIFICATION      SUBCONTRACTOR (IF APPLIC.)                  COST PER SHIP
-----------------------------------------------------------------------------------------------------------------------

                        U.S. DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 2A

                            CHANGE AND EXTRA DETAILS


Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No. 221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE




                            INSTRUCTIONS TO SHIPOWNER

Enter below the details requested for each change order in the same sequence as listed in Schedule 2. The scope of work for each change should be briefly described. Major items of material and/or labor should be set forth individually-whether added or deleted. Sufficient detail should be included to justify the cost added or deleted for each change. Include as many changes as possible on each sheet.

                  TITLE OR CHANGE/SCOPE OF
CHANGE            WORK BY PHASES/MATERIAL                             MATERIAL COST                    LABOR             NET COST
 NO.             DESCRIPTION/LABOR DESCRIPTION           UNIT         TOTAL             HOURS     COST      (+)OR(-)     OF CHANGE
----------------------------------------------------------------------------------------------------------------------------------

                        U.S. DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                           SUPPLEMENTAL SCHEDULE NO. 3

                                   OTHER ITEMS


Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No.  221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE





                            INSTRUCTIONS TO SHIPOWNER

List below all items paid directly to the shipyard which qualify as construction cost, but do not belong in the categories of basic contract cost, changes, extras, and escalation. Example: insurance, storage of owner furnished items, performance bond; if such items are not provided for in construction contract.

ITEM NO.                             DESCRIPTION                                COST
------------------------------------------------------------------------------------

                        U.S. DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                           SUPPLEMENTAL SCHEDULE NO. 4

                              OTHER FURNISHED ITEMS


Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No.  221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE




                            INSTRUCTIONS TO SHIPOWNER

List below all furnished materials, equipment and services where the total cost per invoice exceeds $2,500. At the end of the list include all invoices costing less than $2,500 in a lump sum opposite the description "Miscellaneous Owner Items." Description of individual items listed should include quantity, material specification, model No., horse power, capacity, etc., as applicable to allow review for reasonability of cost and eligibility as Title XI actual cost. Invoices containing the above information may be submitted in lieu of filling this form out provided a summary of all such invoices is provided with each submittal.

ITEM                       DESCRIPTION OR                     MANUFACTURE'S NAME VENDOR'S                COST PER
NO.     QUANTITY           IDENTIFICATION                     CITY AND COUNTY             INVOICE NO.                SHIPSET
----------------------------------------------------------------------------------------------------------------------------

                        U.S. DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                           SUPPLEMENTAL SCHEDULE NO. 5

               DESIGN, INSPECTION AND ENGINEERING AT OWNER'S COST


Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No.  221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE



                            INSTRUCTIONS TO SHIPOWNER

List below expenditures paid by the Applicant for design, inspection and engineering in sufficient detail to permit review for Title XI eligibility and reasonability of cost.

                  NAMES OF APPLICANT'S EMPLOYEES AND/OR                         INVOICE NO.
ITEM              NAMES OF SUBCONTRACTORS                     NO.               OR
 NO.              NATURE OF WORK PERFORMED                    HOURS             RATE/HOUR         COST
------------------------------------------------------------------------------------------------------

                        U.S. DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                           SUPPLEMENTAL SCHEDULE NO. 6

                 ITEMS OF FOREIGN MANUFACTURE, GROWTH OR ORIGIN



Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No.  221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE



                            INSTRUCTIONS TO SHIPOWNER

Under Maritime Administration policy all items of foreign manufacture, growth or origin are ineligible as Title XI actual cost. It is the responsibility of the Applicant to furnish the information listed below for each such item. This includes both goods and services. The total cost of the items listed will be deducted from the total actual cost eligible for Title XI Guarantee unless a waiver has been requested by letter from Maritime and granted by Maritime by letter.

ITEM                       DESCRIPTION OR                    VENDOR'S NAME                      VENDOR'S         COST PER
 NO.     QUANTITY          IDENTIFICATION                    CITY AND COUNTRY                   INVOICE NO.      SHIP
-------------------------------------------------------------------------------------------------------------------------

                        U.S. DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                           SUPPLEMENTAL SCHEDULE NO. 7

                          INTEREST AND COMMITMENT FEES


Shipowner's Name           ROWAN COMPANIES, INC.
Shipowner's Address        Suite 5450
                           2800 Post Oak Boulevard
                           Houston, Texas 77056

Shipyard's Name            LeTourneau, Inc.
Shipyard's Address         P.O. Box 2307-75606, Longview, Texas 75606
Name of Vessel             GORILLA VII                                          Shipyard Hull No. 221
Type of Vessel             Mobile self-contained and elevating drilling platform
                  LOA               LBP                BEAM            DEPTH            SHP

Submittal No.                                                 DATE




                            INSTRUCTIONS TO SHIPOWNER

Fill out the information requested below concerning the commitment fees for which you are requesting reimbursement in the submittal.

PERIOD                      CHECK WHICH               PAID              PRINCIPAL           INTEREST   AMOUNT
COVERED                     INT.   FEE                TO                AMOUNT              RATE       PAID
-------------------------------------------------------------------------------------------------------------

APPENDIX II TO GUARANTEE COMMITMENT                                   DOCUMENT 4


                                 TRUST INDENTURE

                               SPECIAL PROVISIONS

     THIS TRUST INDENTURE, dated October 29, 1999 (the "Indenture" or the "Agreement"), is between (i) ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner"), and (ii) ALLFIRST TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (the "Indenture Trustee").

                                    RECITALS:

     WHEREAS, to aid in financing the construction of the Vessel, the Shipowner has entered into a credit agreement (the "Credit Agreement") with GOVCO INCORPORATED a Delaware corporation (the "Primary Lender"), CITIBANK, N.A., a national banking association (the "Alternate Lender'), CITIBANK INTERNATIONAL PLC, a bank organized and existing under the laws of England (the "Facility Agent") and CITICORP NORTH AMERICA, INC., a Delaware corporation (the "Administrative Agent") providing for the delivery of no more than $185,398,000 principal amount of notes designated "United States Government Guaranteed Ship Financing Obligations, GORILLA VII Series";

     WHEREAS, the Secretary, on behalf of the United States, has agreed to Guarantee the payment of the unpaid interest to the date of such payment on, and the unpaid balance of the principal of, such Obligations under the provisions of Title XI of the Act, and has authorized the Indenture Trustee to cause the Guarantees to be imprinted on the Obligations pursuant to the Authorization Agreement.

     NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of the purchase of the Obligations by the Holders thereof, and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereto agree as follows:

     1. INCORPORATION OF GENERAL PROVISIONS. This Indenture shall consist of two parts: the Special Provisions and the General Provisions attached hereto as
Exhibit 1, and they shall be treated as one instrument. In the event of a conflict, the terms of the Special Provisions shall prevail.

     2. THE OBLIGATIONS.

     (a) The Obligations issued hereunder shall be designated "United States Government Guaranteed Ship Financing Obligations, GORILLA VII Series," and shall be in the forms of Exhibits 2 and 3 to this Indenture; and, the aggregate principal amount of Obligations which may be issued under this Indenture shall not exceed $185,398,000.

     (b) The denominations of the Obligations shall be in integral multiples of $1,000.

     (c) The Shipowner shall at all times cause to be maintained in the City of Baltimore, State of Maryland, an office or agency for the purposes specified in
Section 5.03 of Exhibit 1 to this Indenture.

     (d) The Indenture Trustee shall at all times have its Corporate Trust Office in the City of Baltimore, State of Maryland.

     3. INTEREST RATE CALCULATION. Upon the terms and subject to the conditions contained in the Obligations, and based on information received from the Facility Agent (but only in connection with the Floating Rate Note), the Indenture Trustee shall calculate the Applicable Interest Rate on the Obligations in the manner and at the times provided in the Obligations and shall communicate the same to the Shipowner, the Secretary and any paying agent identified to it in writing as soon as practicable after each determination. The Indenture Trustee, based on information received from the Facility Agent (but only in connection with the Floating Rate Note), shall, upon the request of the Holder of the Obligations, determine the Applicable Interest Rate then in effect with respect to the Obligations.

     4. CERTAIN REDEMPTIONS

     (A) SCHEDULED MANDATORY REDEMPTION. The Obligations are subject to redemption at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued thereon to the applicable Redemption Date, through the operation of scheduled repayment providing for the semi-annual redemption on

April 20 and October 20 of each year, commencing April 20, 2002 of $7,725,000 of principal amount of Obligations, which amount represents approximately one twenty-fourth (1/24) of the Original Principal Amount of Obligations, plus interest accrued thereon to the Redemption Date. There shall be a final redemption of the remaining outstanding principal of the Floating Rate Note on the earliest of (i) April 20, 2004, (ii) two (2) years after the Delivery Date, or (iii) at the request of the Secretary, within fifteen (15) Business Days from the date upon which the Trigger Event (as hereinafter defined) shall occur, and a final redemption of the remaining outstanding principal of the Fixed Rate Notes on October 20, 2013.

         Notwithstanding the foregoing provisions of this subsection (a), if the principal amount of Outstanding Obligations shall be reduced by reason of any redemption pursuant to Sections 3.04 or 3.06 of Exhibit 1 to this Indenture, the principal amount of Obligations to be redeemed pursuant to this subsection (a) on each subsequent Redemption Date for such Obligations shall be reduced by an amount equal to the principal amount of such Obligations retired by reason of such redemption pursuant to Sections 3.04 or 3.06 of Exhibit 1 hereto divided by the number of Redemption Dates (including the Stated Maturity of such Obligations) scheduled thereafter to April 20, 2004 in the case of the Floating Rate Note and October 20, 2013 in the case of Fixed Rate Note(s) (subject to such increase as shall be necessary so that the total principal amount of Obligations to be redeemed on any such Redemption Date shall be an integral multiple of $1,000); provided that, the entire unpaid principal amount of the Outstanding Obligations shall be paid not later than April 20, 2004 in the case of the Floating Rate Note and October 20, 2013 in the case of each Fixed Rate Note. The Shipowner shall, in accordance with Section 3.02(e) of Exhibit 1 hereto, promptly after each redemption pursuant to said Sections 3.04 or 3.06, furnish to the Secretary, the Indenture Trustee and each Holder a revised table of scheduled repayments reflecting the reductions made pursuant to this subsection (a) as a result of such redemption.

     (B) OPTIONAL REDEMPTION OF OBLIGATIONS WITHOUT PREMIUM. At its option, the Shipowner may without premium,

          (i) prepay on any Interest Payment Date the Floating Rate Note, in whole or in part, in a minimum principal amount of $10,000,000, at a Redemption Price equal to 100% of the principal amount thereof together with interest accrued thereon to the Redemption Date, or

          (ii) redeem or prepay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds from the issuance of the Fixed Rate Notes.

     (C) OPTIONAL REDEMPTIONS OF OBLIGATIONS AT MAKE-WHOLE PREMIUM. At its option, the Shipowner may prepay on any Interest Payment Date the Fixed Rate Notes, in whole or in part, in a minimum principal amount of $10,000,000, at a Redemption Price equal to 100% of the principal amount thereof together with interest accrued thereon to the Redemption Date plus the Make-Whole Premium, if any. Prepayments shall be applied pro rata against each Fixed Rate Note and applied against the scheduled principal payments in the inverse order of scheduled maturity.

     (D) OPTIONAL REDEMPTIONS. If the Shipowner shall elect to make any such optional redemptions pursuant to this Article, the Shipowner shall, at least 40 days but not more than 60 days prior to the date fixed for redemption, deliver to the Indenture Trustee (1) a Request stating that the Shipowner intends to exercise its rights as above set forth to make such optional redemptions and specifying the Redemption Date and the principal amount which the Shipowner intends to redeem on such date, and (2) at least 35 days prior to the date fixed for redemption in the case of the Fixed Rate Notes, deliver to the Indenture Trustee an amount equal to the Make Whole Premium estimated by the Indenture Trustee, based on information received from the Holder or a calculation agent, to be paid on the Redemption Date. The Indenture Trustee, based on information received from the Holder or a calculation agent, shall give an estimate of the Make Whole Premium to the Shipowner within two (2) Business Days of the delivery of the Shipowner's Request. In the event the amount of the Make Whole Premium deposited by the Shipowner with the Indenture Trustee pursuant to this section (and interest, if any, accrued thereon, less any losses incurred on the investment thereof) is insufficient to pay the amount of the Make Whole Premium, the Shipowner shall pay the amount of the shortfall to the Indenture Trustee in immediately available funds upon one (1) day's notice. In the event the amount of the Make Whole Premium deposited by the Shipowner pursuant to this section (and interest, if any, accrued thereon, less any losses incurred on the investment thereof) exceeds the Make Whole Premium, the excess amount shall be refunded to the Shipowner by the Indenture Trustee in immediately available funds on the Redemption Date.

     (E) FIXED RATE NOTE INTEREST RATE PROTECTION. (1) The Shipowner shall, without prior notice or demand from the Secretary, convert the outstanding indebtedness under the Floating Rate Note to indebtedness under a fixed rate obligation with a maturity equal to October 20, 2013, whenever: the Treasury constant maturities rate (5-year) as reported by the Federal Reserve Board in statistical release H.15 (519) (the "Treasury Rate") equals or exceeds nine percent (9.0%) per annum (the "Trigger Event"). If the Trigger Event should occur, the Shipowner shall convert the Floating Rate Note to a fixed-rate obligation, at the request of the Secretary, within fifteen (15) Business Days from the date of the Trigger Event.

     (2) The failure of the Shipowner to covert the Floating Rate Note to a fixed-rate obligation, at the request of the Secretary, within fifteen (15) Business Days, unless subsequently waived in writing by the Secretary, shall constitute an Indenture Default without further notice to the Shipowner or the Holders being required under the Indenture.

     5. ADDITIONS, DELETIONS AND AMENDMENTS TO EXHIBIT 1 The following additions, deletions and amendments are hereby made to Exhibit 1 to this Indenture.

     (A) CONCERNING IMMEDIATELY AVAILABLE FUNDS. Notwithstanding any provision in Exhibit 1 to this Indenture to the contrary, all payments are to be made in immediately available funds.

     (B) CONCERNING MANDATORY SCHEDULED REDEMPTIONS. The terms "sinking fund payment" and "sinking fund redemption" in Exhibit 1 to this Indenture refer to the mandatory scheduled redemption.

     (C) INTEREST RATES. Interest at the Applicable Interest Rate shall be due on each Disbursement at the end of each Interest Period. The Indenture Trustee, based on information received from the Facility Agent (but only in connection with the Floating Rate Note), shall determine the Applicable Interest Rate for each Interest Period.

     (D) CONCERNING DISBURSEMENT NOTATIONS. Upon receipt from the Lender of documents confirming Disbursements, the Indenture Trustee shall review Exhibit A of the Floating Rate Note (the "Grid"), and calculate principal and applicable interest thereon, from time to time. If the Indenture Trustee's calculations are not consistent with those of the Lender, the calculations of the former shall prevail. The Indenture Trustee shall promptly thereafter send a copy of the Grid bearing its calculations to the Holder, who shall endorse the Indenture Trustee's calculations on the original Exhibit A to the Floating Rate Note, and send a copy thereof, so noted, to the Indenture Trustee, who, in turn, shall promptly send a copy thereof to the Secretary.

     (E) CONCERNING SECTION 2.01. Section 2.01(c) and (e) are revised to read as follows:

     (c) The principal and interest and any premium due on the Obligations shall be paid by (i) the Indenture Trustee or (ii) a Paying Agent, out of funds it receives from the Shipowner, by (x) certified or official bank check mailed by first class postage prepaid to the addresses of the Obligees appearing on the Obligation Register or (y) at the request of an Obligee, received by the Indenture Trustee at least three (3) Business Days prior to the date of payment, by wire transfer to a commercial bank in the United States or by credit to an account maintained by the Obligee with the Indenture Trustee without presentment of the Obligation. Prior to any sale, assignment or transfer of such Obligation, the Holder is required to present the Obligation to the Indenture Trustee so that a proper notation of all principal payments under subparagraph (y) above are made on the Obligation.

     (e) If the Maturity of any Obligation or an Interest Payment Date for any Obligation shall be a day other than a Business Day, then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the Interest Payment Date for such payment; provided, however, that interest shall accrue thereon for the period after said Interest Payment Date (whether or not such next succeeding Business Day occurs in a succeeding month).

     (F) CONCERNING SECTION 2.02. Prior to the earliest of (i) April 20, 2004,
(ii) two (2) years from the Delivery Date, or (iii) at the request of the Secretary, fifteen (15) Business Days from the date the Trigger Event shall occur, the Shipowner and the Indenture Trustee may enter into a Supplemental Indenture, and the Indenture Trustee may enter into a supplement to the Authorization Agreement, pursuant to Section 2.02 of Exhibit 1 to this Indenture, to provide for the issuance of fixed rate obligations in the form of
Exhibit 3 hereto for the purpose of repaying the Floating Rate Note and/or financing an amount equal to the Available Amount (which amount shall be deposited into the Escrow Fund established by the Security Agreement); provided however, that the Shipowner and Indenture Trustee have obtained the prior written consent of the Secretary and further provided, that (a) except for the final issuance or in the case of the Trigger Event, each issuance of a Fixed Rate Note must be in a minimum aggregate principal amount of $50,000,000, and
(b) the proceeds from the issuance of Fixed Rate Notes shall be used to pay off, satisfy and cancel the Floating Rate Note; provided, however, that in the absence of the Trigger Event during the Construction Period, the Floating Rate Note need not be paid off in its entirety and need only be reduced by the net proceeds from the issuance of the Fixed Rate Notes.

     (G) CONCERNING SECTION 2.07.

     (i) The first sentence of Section 2.07(c) is revised to read as follows:

(c) The Shipowner or the Indenture Trustee shall not be required to register transfers or make exchanges of (1) Obligations for a period of 15 days immediately prior to (A) an Interest Payment Date or (B) any selection of Obligations to be redeemed, (2) Obligations after demand for payment of the Guarantees and prior to the payment thereof or rescission of such demand pursuant to Section 6.02(a), or (3) any Obligation which has been selected for redemption in whole or in part, except as to the unredeemed portion of any Obligation being redeemed in part.

         (ii)     Section 2.07(e) is revised to read as follows:

         (e) As a condition precedent to any transfer or exchange of Obligations, the Shipowner and the Indenture Trustee may require the payment of a sum sufficient to reimburse it for any taxes or other governmental charges that may be imposed with respect thereto and a sum not exceeding $2.00 for each Obligation delivered upon any such transfer or exchange.

     (H) CONCERNING SECTION 2.09. With respect to clause (1) of the proviso to
Section 2.09 of Exhibit 1 to the Indenture, a written agreement of indemnity which is satisfactory in form and substance to the Secretary, the Shipowner, and the Indenture Trustee, executed and delivered by an institutional Holder having a capital and surplus of at least $100,000,000 shall be considered sufficient indemnity to the Secretary, the Shipowner, and the Indenture Trustee in connection with the execution, authentication and delivery of any new Obligations or the making of any payment as contemplated by said Section 2.09.

     (I) CONCERNING PAYMENT OF THE OBLIGATIONS. Notwithstanding anything to the contrary in Exhibit 1 hereto, the Obligations to be issued hereunder shall be payable as to principal, premium (if any), and interest, at an office or agency maintained by the Shipowner for such purpose at the Corporate Trust Office of the Indenture Trustee, or at the option of the Shipowner, as to payments of principal, premium (if any), or interest by wire, in immediately available funds, by such Corporate Trust Office to the Obligees as appear in the Obligation Register, subject to the Indenture Trustee's receipt, by not later than 11:00 am on the due date thereof, of funds sufficient for the payment of principal, premium (if any) or interest by wire or other immediately available funds. The Indenture Trustee shall have no obligation to determine whether such wires or payments were received by the Obligees.

     (J) CONCERNING SECTION 3.02. Section 3.02(c) and (e) are revised to read as follows:

         (c) Scheduled Redemptions. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or the Supplemental Indenture establishing such series shall so provide, such Obligations shall be subject to (i) scheduled redemption through the operation of a mandatory redemption schedule, in such amounts, at such times and subject to such credits (if any) as may be specified therein, and (ii) redemption at the option of the Shipowner, in connection with the operation of any such mandatory redemption schedule, in such additional amounts and subject to such conditions as may be specified therein.

         (e) Adjustments of Redemption Payments. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or of the Supplemental Indenture establishing such series provide for an adjustment in scheduled redemption payments as a result of any redemption or cancellation of Obligations, the Shipowner shall recompute the remaining scheduled redemption payments pursuant to such provisions and shall, at least 60 days prior to the next Interest Payment Date which occurs at least 60 days following any such redemption or cancellation of Obligations of such series requiring such recomputation, submit to the Secretary for his review such recomputation to ascertain compliance with the provisions of such Obligations or the Special Provisions hereof or such Supplemental Indenture, and table of revised mandatory redemption schedule payments on the Obligations of such series reflecting the adjustments made pursuant to such provisions as a result of such redemption or cancellation. Upon advice by the Secretary that he finds such recomputation to comply with such provisions, the Shipowner shall submit said table to the Indenture Trustee and the Indenture Trustee shall promptly send a copy thereof to each Holder of an Obligation of such series.

     (K) CONCERNING SECTION 3.04. Section 3.04 is revised to read as follows:

               SECTION 3.04. Redemptions to Comply with Section 1104A(b)(2) of the Act. The Shipowner and the Secretary may Request a Redemption Date, at least forty (40) days but not more than sixty (60) days from the Indenture Trustee's receipt of the Request, for the redemption of certain Obligations because the principal amount of the Outstanding Obligations are in excess of the amount eligible for guarantee by the United States under Section 1104A(b)(2) of the Act. Upon receipt, the Indenture Trustee shall promptly give notice to the Holders of the Redemption Date as provided in Section 3.08 and on that date shall redeem, out of funds it receives from the Shipowner, the principal amount of Obligations specified in the instruction together with the interest accrued thereon.

     (L) CONCERNING SECTION 3.05. Section 3.05 is revised to read as follows:

               SECTION 3.05. Redemption after Total Loss, Requisition of Title, Seizure or Forfeiture of a Vessel or Termination of Certain Contracts. The Shipowner and the Secretary may Request a Redemption Date, at least forty (40) days but not more than sixty (60) days from the Indenture Trustee's receipt of the Request, for the redemption of certain Obligations because of (1) an actual, constructive, agreed or compromised total loss of a Vessel, (2) requisition of title to, or seizure or forfeiture of a Vessel or (3) termination of a primary Construction Contract. Upon receipt, the Indenture Trustee shall promptly give notice to the Holders of the Redemption Date as provided in Section 3.08 and on that date shall redeem, out of funds it receives from the Shipowner, such principal amount of Obligations together with the interest accrued thereon.

     (M) CONCERNING SECTION 3.06. Section 3.06 is revised to read as follows:

               SECTION 3.06. Redemption After Assumption by the Secretary. At any time after the Secretary has assumed the Obligations under Section
          6.09 of the Indenture, the Secretary may Request a Redemption Date, at least forty (40) days but not more than sixty (60) days from the Indenture Trustee's receipt of the Request, for the redemption of all or part of the Obligations. Upon receipt, the Indenture Trustee shall promptly give notice to the Holders of the Redemption Date as provided in Section 3.08 and on that date shall redeem, out of funds it receives from the Shipowner, such principal amount of Obligations together with the interest accrued thereon.

     (N) CONCERNING SECTION 3.07. Notwithstanding the provisions of Section 3.07 of Exhibit 1 to this Indenture, if less than all of the Obligations are to be redeemed under any of the provisions contained or referred to in Article Fourth hereof (excluding Section 4 (c) or Article III of said Exhibit 1), the Indenture Trustee shall select such Obligations to be redeemed on the Redemption Date by allocating the principal amount to be redeemed first between each maturity of Obligations in proportion to the Outstanding Obligations and second among the holders of each maturity of Obligations in proportion to the aggregate principal amount of such maturity of Obligations registered in their respective names; provided that, the Indenture Trustee may select for redemption portions of the principal amount of the Obligations of a denomination larger than $1,000; but the portions of the principal amount of the Obligations so selected shall be equal to $1,000 or an integral multiple thereof.

     (O) CONCERNING SECTION 3.09. The second sentence of Section 3.09 is revised to read as follows:

          Failure to so deposit the amounts with the Indenture Trustee or the Paying Agent shall render any notice to redeem of no effect, and the Indenture Trustee shall so advise the Holders.


     (P) CONCERNING SECTION 4.01. Section 4.01(b) of Exhibit 1 hereto is hereby amended in its entirety to read as follows:

         "(b) Cash held by the Indenture Trustee or any Paying Agent (other than the Shipowner) under this Indenture -

               (i) need not be segregated;

               (ii) shall not be invested except as permitted by clause (iv) of this Section 4.01(b);

               (iii) shall not bear interest except as the Shipowner and the Indenture Trustee (or such Paying Agent) may agree in writing; and

               (iv) if the Shipowner shall have deposited or caused to be deposited with the Indenture Trustee funds sufficient for the payment of the Obligations at their Maturity, including interest to the date of Maturity, and the date of Maturity is more than one (1) Business Day after the deposit of such funds (or the next Business Day if the deposit of such funds is made by 11:00 a.m. on the Business Day prior to the date of Maturity), the Indenture Trustee upon the Request of the Shipowner shall invest such funds, as directed by the Shipowner in writing, in direct obligations of the United States Government maturing at or prior to the date of Maturity of such Obligations and having a principal amount equal to not less than the amount of the funds so invested. Such investments shall be held in trust for the purpose for which the funds so invested were held. After the Obligations in respect of which the funds were deposited have been paid in full (except as to unclaimed amounts as referred to in Section 4.03) any of such funds (including interest received in respect of such investments and gain on matured investments purchased at a discount) held by the Indenture Trustee in excess of amounts to which Holders of such Obligations are entitled shall upon the Request of the Shipowner be paid by the Indenture Trustee to the Shipowner but only in the absence of an Indenture Default hereunder."

     (Q) CONCERNING SECTION 4.02. (i) The appointment of a Paying Agent by the Shipowner is subject to the prior written consent of the Secretary and Indenture Trustee, which consent shall not be unreasonably withheld.

     (ii) Section 4.02(a)(3) is revised to read as follows:

              (3) promptly, and in no event later than five (5) days after any payment made by it hereunder, give written notice to a Responsible Officer in the Corporate Trust Office of all payments of Obligations made by it, including and identifying all endorsements of payment made on Obligations by it, signed and containing the specified information as provided in subparagraph (2) above, and deliver for cancellation to the Indenture Trustee all Obligations surrendered to the Paying Agent.


     (R) CONCERNING SECTION 4.03. Section 4.03 is revised to read as follows:

         SECTION 4.03. Unclaimed Amounts. Any moneys received by the Indenture Trustee or a Paying Agent, for the payment of Obligations or Guarantees and remaining unclaimed by the Holders thereof for six (6) years after the date of the Maturity of said Obligations or the date of payment by the Secretary of the Guarantees shall, upon delivery to the

     Indenture Trustee of a Request by the Shipowner, be paid to the Shipowner (unless the Secretary has previously paid the Guarantees, in which case it shall be paid only upon a request by the Secretary); provided that, not less than thirty (30) days prior to such payment, the Shipowner shall publish notice thereof to the Obligees at least once in the Authorized Newspapers and provide the Indenture Trustee with a copy thereof. In such event, such Holders shall thereafter be entitled to look only to the Shipowner (and the settlor or settlors of any trust for which the Shipowner is trustee, to the extent paid over to it or them) for the payment thereof, and the Indenture Trustee or such Paying Agent, as the case may be, shall thereupon be relieved from all responsibility to such Holders therefor. No such Request, publication or payment shall be construed to extend any statutory period of limitations which would have been applicable in the absence of such Request, publication or payment.

     (S) CONCERNING SECTION 5.02. Section 5.02 is revised to read as follows:

         SECTION 5.02. Payment and Procedure for Payment of Obligations. The Shipowner shall duly and punctually pay the principal of (and premium, if any) and interest on the Obligations according to the terms thereof and of this Indenture. The Shipowner shall deposit with the Indenture Trustee or (subject to Section 3.09) a Paying Agent no later than 11:00 a.m. in Baltimore, Maryland on each date fixed for such payment or as otherwise provided by the Special Provisions hereof an amount in immediately available funds sufficient for such payment (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such payment) with irrevocable directions to it to so apply the same;

     (T) CONCERNING SECTION 6.05. Section 6.05 is revised to read as follows:

     SECTION 6.05. Rights of Indenture Trustee after Indenture Default. During the continuance of any Indenture Default, the Indenture Trustee shall have the right to demand and to receive payment of the Guarantees and shall have, with the consent of the Secretary as to matters other than the enforcement of the Guarantees (unless all the Guarantees shall have terminated as provided herein):

              (a) the right (in its name, as the trustee of an express trust, or as agent and attorney-in-fact for each Holder of the Obligations as a class) to take all action to enforce its rights and remedies (including the institution and prosecution of all judicial and other proceedings and the filings of proofs of claim and debt in connection therewith), and to enforce all existing rights of the Holders of the Obligations as a class; and

              (b) all other rights and remedies granted to the Indenture Trustee by this Indenture, or the Authorization Agreement, or by law.

          In addition, during the continuance of an Indenture Default and if all the Guarantees shall have terminated, except by payment of the Guarantees, as provided herein, the Indenture Trustee shall have the right, by written notice to the Shipowner, to declare the entire unpaid principal amount of the Outstanding Obligations and all unpaid interest to be immediately due and payable.

          In the event the Shipowner shall be unable to pay its debts when and as they fall due or shall admit in writing its inability to pay its debts as they fall due or shall become insolvent; or the Shipowner shall apply for or consent to the appointment of any liquidator, receiver, trustee or administrator for all or a substantial part of its business, properties, assets or revenues; or a liquidator, receiver, trustee or administrator shall be appointed for the Shipowner and such appointment shall continue undismissed, undischarged or unstayed for a period of thirty (30) days, or the Shipowner shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, arrangement, readjustment of debt, dissolution, liquidation or similar executory or judicial proceeding; or a bankruptcy, arrangement, readjustment of debt, dissolution, liquidation or similar executory or judicial proceeding shall be instituted against the Shipowner and shall remain undismissed, undischarged or unstayed for a period of thirty (30) days, the entire unpaid principal amount of the Outstanding Obligations and all unpaid interest shall be automatically due and payable.


     (U) CONCERNING SECTION 6.06. Section 6.06 is revised to read as follows:

     SECTION 6.06. (a) Obligees' Right to Direct Indenture Trustee after Indenture Default. During the continuance of any Indenture Default, the Holders of a majority in principal amount of the Outstanding Obligations shall have the right, by an Act of Obligees, to direct the Indenture
     Trustee:

               (1) to exercise or to refrain from exercising any right or to enforce any remedy granted to it by this Indenture; and

               (2) to direct the time, method and place of the exercise of any such right or the enforcement of any such remedy;

     provided that, subject to Section 7.03, the Indenture Trustee shall have the right not to take any such action if it shall determine in good faith that the action would involve it in personal liability, would subject it to expense and liability against which it had not been offered sufficient indemnity, or would be unjustly prejudicial to the Obligees not parties to such direction.

     Anything in this Section 6.06(a) to the contrary notwithstanding, the Indenture Trustee shall be obligated to demand payment of the Guarantees as provided in Section 6.02(a) unless the Holders of all Outstanding Obligations shall have elected to terminate the Guarantees as provided in
     Section 6.04(a)(2), in which case the Indenture Trustee shall be obligated to refrain from making such demand.


     (b) Limitations on Obligees' Right to Sue. No Obligee shall have the right to institute any judicial or other proceedings under this Indenture unless:

          (1) the Indenture Trustee shall have been directed to institute such proceeding by the Holders of at least 25% in aggregate principal amount of the Obligations then Outstanding;

          (2) the Indenture Trustee shall have been offered sufficient indemnity and security against the costs, expenses and liabilities to be incurred by compliance with such direction;

          (3) the Indenture Trustee shall not have instituted such proceeding within sixty (60) days after the receipt of both such direction and such offer of security and indemnity;

          (4) no direction inconsistent with such request shall have been given to the Indenture Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Obligations; and

          (5) the institution and prosecution of such proceeding would not result in an impairment of the rights of any other Obligee, it being understood and intended that no one or more Obligees shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Obligees or to obtain or to seek to obtain priority or preference over any other Obligees or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Obligees.

               (c) Unconditional Right of Obligees to Sue for Principal (and Premium, if any) and Interest. Nothing in paragraph (b) shall (i) affect the obligation of the Shipowner to pay the principal of (and premium, if any) and interest on the Obligations in accordance with their terms or affect the right of any Obligee to institute any judicial or other proceeding to enforce the payment of his Obligations, or (ii) limit the right of any Obligee to demand payment of the Guarantees pursuant to Section 6.02(b) or to institute any judicial or other proceeding to enforce the payment of the Guarantee of any Obligation of which he is the Holder.

     (V) CONCERNING SECTION 6.07

     SECTION 6.07. Attorneys' Fees and Costs. In any proceeding for the enforcement of any right or remedy under this Indenture, or in any proceeding against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant, having due regard to the merits and good faith of the claims or defense made by such party litigant. The provisions of this Section shall not apply to any proceeding instituted by the Indenture Trustee or any proceeding instituted by any Obligee against the Secretary for the payment of the principal of (and premium, if any) and interest on the Obligations.

     (W) CONCERNING SECTION 6.09. The following paragraph is added at the end of
Section 6.09:

          In the event that the Obligations are registered in the name of The Depository Trust Company ("DTC"), Cede & Co. ("Cede") or another nominee of DTC or Cede pursuant to a Letter of Representations ("LOR") which is executed among the Shipowner, the Indenture Trustee and DTC, and (i) if the Secretary assumes the Obligations pursuant to Section 6.09(a) hereof, or

     (ii) if the Secretary instructs the Shipowner and the Indenture Trustee to terminate the LOR, the Shipowner and the Indenture Trustee, immediately upon receipt of notice of such assumption or upon receipt of notice of such termination, shall terminate or cause the termination of the LOR in accordance with Section 11 thereof. The Indenture Trustee shall within 30 days from receipt of either such notice from the Secretary also instruct DTC to notify its direct and indirect participants of the need to re-register the Obligations in the names of the beneficial owners. Upon surrender by DTC of the Obligations issued in its name, the name of Cede or another nominee, the Shipowner shall issue at its sole expense, and the Indenture Trustee shall authenticate Obligations in the names provided to the Indenture Trustee by DTC.

     (X) CONCERNING SECTION 7.03. Section 7.03(h) and (n) are revised to read as follows:

     (h) In all cases where this Indenture does not make express provision as to the evidence on which the Indenture Trustee may act or refrain from acting, the Indenture Trustee shall be entitled to receive and shall be protected (subject to paragraph (c) of this Section) in acting or refraining from acting hereunder in reliance upon an Officer's Certificate as to the existence or non-existence of any fact.

     (n) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

     (Y) CONCERNING SECTION 7.04. Section 7.04 is revised to read as follows:

         SECTION 7.04. Compensation, Expenses and Indemnification of Indenture Trustee. The Shipowner shall (1) pay such compensation to the Indenture Trustee as they may agree upon in writing from time to time and reimburse it for its reasonable expenses and disbursements (including counsel fees and expenses), and (2) indemnify the Indenture Trustee for, and hold it harmless against, any loss, liability or expense which it may incur or suffer without negligence or bad faith in acting under this Indenture or the Authorization Agreement. The compensation of the Indenture Trustee shall not be limited to the compensation provided by law for a trustee acting under an express trust. The obligations of the Shipowner under this
     Section 7.04 shall survive the
     termination of the Indenture and resignation or removal of the Indenture Trustee.

     (Z) CONCERNING SECTION 7.07. Section 7.07 is revised to read as follows:

         SECTION 7.07. Effect of Appointment of Successor Indenture Trustee. Each successor Indenture Trustee shall forthwith, without further act or deed, succeed to all the rights and duties of its predecessor in trust under this Indenture and the Authorization Agreement. Upon the written request of the successor Indenture Trustee or the Shipowner and upon payment by the Shipowner of all amounts due to such predecessor Indenture Trustee under this Indenture, such predecessor Indenture Trustee shall promptly deliver to such successor Indenture Trustee all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Indenture Trustee under this Indenture and shall transfer, assign and confirm to the successor Indenture Trustee all its rights under this Indenture in such manner as deemed by such successor Indenture Trustee or the Shipowner to be necessary or appropriate in connection therewith and the predecessor Indenture Trustee shall have no liability for any actions taken by the successor Indenture Trustee.

     (AA) CONCERNING SECTION 9.01. Section 9.01(a) is revised to read as follows:

     (a) Except as herein otherwise expressly provided, an Act of Obligees shall become effective when it is delivered to the Indenture Trustee and, where it is expressly required, to the Shipowner and the Secretary. Proof of execution of any instrument appointing an agent or attorney to execute an Act of Obligees made in the manner of subsection (b) below shall be sufficient and conclusive for any purpose of this Indenture.

     (BB) CONCERNING SECTION 12.01. Section 12.01(a) is revised to read as follows:

         SECTION 12.01. Satisfaction and Discharge of Indenture. Whenever all Outstanding Obligations authenticated and delivered hereunder shall have been Retired or Paid the Indenture Trustee shall forthwith deliver to the Shipowner and the Secretary a duly executed instrument, in form submitted to it by the Shipowner and reasonably satisfactory to the Secretary and the Indenture Trustee, satisfying and discharging this

     Indenture and, at the time such form of instrument is submitted to the Indenture Trustee the Shipowner shall deliver to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the Obligations of the Shipowner to the Indenture Trustee under Section 7.04 shall survive.


     (CC) CONCERNING REGISTERED AND BENEFICIAL OWNERSHIP OF THE OBLIGATIONS; LEGENDS.

              (i) The Fixed Rate Notes may be issued initially in the form of one or more permanent global Notes in definitive, fully registered form without interest coupons (each, a "Global Obligation"). Except as provided in paragraph (iii) below, owners of beneficial interests in Global Obligations ("Obligation Owners") shall not be entitled to receive separate certificated Notes ("Definitive Obligation") and shall not be considered the holders thereof. Each such Global Obligation shall be deposited with The Depository Trust Company (the "DTC") or the Indenture Trustee, as custodian for DTC, registered in the name of DTC or a nominee of DTC, and duly executed by the Shipowner and authenticated by the Indenture Trustee as provided in the Indenture. Each Global Obligation shall bear such legend as DTC may require.

              (ii) Members of, or participants in, DTC shall have no rights under the Indenture with respect to any Global Obligation held on their behalf by DTC or by the Indenture Trustee, as the custodian of DTC, or under such Global Obligation, and DTC may be treated by the Shipowner, the Indenture Trustee and any agent of the Shipowner or the Indenture Trustee as the absolute owner of such Global Obligation for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Shipowner, the Indenture Trustee or any agent of the Shipowner or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its members and participants, the operation of customary practices of DTC governing the exercise of the rights of an owner of a beneficial interest in any Global Obligation.

              (iii) (1) The transfer and exchange of Global Obligations or beneficial interests therein shall be effected through DTC or the Indenture Trustee, as the custodian for DTC, in accordance with the

     Indenture and the procedures of DTC therefor.

                    (2) A Global Obligation shall be exchangeable for Definitive Obligations registered in the names of persons owning beneficial interest in such Global Obligation only if any of the following events shall have occurred: (1) DTC notifies the Shipowner, with a copy to the Indenture Trustee, that it is unwilling or unable to continue as depositary for such Global Obligation or DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when DTC is required to be so registered in order to act as depositary, and a successor depositary is not appointed by the Shipowner within 90 days thereafter, (2) the Shipowner or the Indenture Trustee elects to terminate DTC's services or the book entry system, (3) the Secretary assumes the Obligations, or (4) the Secretary instructs the Shipowner and Indenture Trustee to terminate the Letter of Representations.

                    (3) Any Global Obligation that is exchangeable for Definitive Obligations registered in the name of the owners of beneficial interests therein pursuant to this paragraph (iii) shall be surrendered by DTC to the Indenture Trustee to be so exchanged, without charge, and the Shipowner shall execute and the Indenture Trustee shall authenticate and deliver, upon such exchange of such Global Obligation, an equal aggregate principal amount of Definitive Obligations of authorized denominations. Definitive Obligations issued in exchange for a beneficial interest in a Global Obligation pursuant hereto shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee in writing. The Indenture Trustee shall deliver such Definitive Obligations to the Obligation Owners in whose names such Obligations are so registered in accordance with the instructions of DTC.

                    (4) The registered holder of a Global Obligation may grant proxies and otherwise authorize any Obligation Owner, including DTC's members and participants and Obligation Owners that may hold interest through such members and participants, to take any action which a Holder is entitled to take under the Indenture or the Obligations.

                    (5) In the event of the occurrence of any of the events specified in paragraph (iii)(2), the Shipowner shall promptly make available to the Indenture Trustee a reasonable supply of Definitive Obligations.

                    (6) Notwithstanding any other provision of the Indenture, a Global Obligation may not be transferred except as a whole by DTC for such Global Obligation to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC.

              (iv) At such time as all beneficial interests in a Global Obligations have either been exchanged for Definitive Obligations, redeemed, repurchased or canceled, such Global Obligation shall be returned to the Indenture Trustee for cancellation or retained and canceled by the Indenture Trustee.

              (v) The Indenture Trustee shall have no responsibility or obligation to any owner of a beneficial interest in a Global Obligation, a member of, or a participant in DTC or any other Obligation Owner with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Obligations or with respect to the delivery to any participant, member, beneficial owner or other Obligation Owner (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Obligations (or other security or property) under or with respect to such Obligations. All notices and communications to be given to the Holders and all payments to be made to Holders in respect to the Obligations shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Obligation). The rights of owners of beneficial interests in any Global Obligation shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Indenture Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.



     6. MISCELLANEOUS.

     (A) CONCERNING NOTICES. Subject to the provisions of Section 13.01 of
Exhibit 1 to this Indenture, any notice, request, demand, direction, consent, waiver, approval or other communication to be given to a party hereto or the Secretary, shall be deemed to have been sufficiently given or made when addressed to:

The Indenture Trustee as:           ALLFIRST TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                                    25 South Charles St.
                                    16th Floor
                                    (Mail Code 101-591)
                                    Baltimore, MD  21201

The Shipowner as:                   ROWAN COMPANIES, INC.
                                    Suite 5450
                                    2800 Post Oak Boulevard
                                    Houston, Texas 77056-6196
                                    Attn: Chief Financial Officer


The Secretary as:                   SECRETARY OF TRANSPORTATION
                                    c/o Maritime Administrator
                                    U.S. Department of Transportation
                                    400 Seventh Street, SW
                                    Washington, D.C. 20590

     (B) CONCERNING APPLICABLE LAW. This Indenture and each Obligation shall be governed by the federal laws of the United State of America, but to the extent that they are inapplicable by the laws of the State of New York.


     (C) EXECUTION OF COUNTERPARTS. This Indenture may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and shall constitute but one and the same instrument.

       IN WITNESS WHEREOF, this Trust Indenture has been duly executed by the parties hereto as of the day and year first above written.

(SEAL)                                            ROWAN COMPANIES, INC.
                                                  Shipowner
ATTEST:

   Mark H. Hay                                    By: E.E. Thiele
---------------------------                          --------------------
                                                     Senior Vice President


                                                   ALLFIRST TRUST COMPANY

                                                   NATIONAL ASSOCIATION

                                                     Indenture Trustee

 ATTEST:


    Donald C. Hargadon                             By: Robert D. Brown
---------------------------------                     --------------------
  Assistant Vice President                             Vice President

SCHEDULE A TO THE INDENTURE                                          DOCUMENT 5

                            SCHEDULE OF DEFINITIONS

         "Act" means the Merchant Marine Act, 1936, as amended and in effect on the Closing Date.

         "Act of Obligees" means any request, demand, authorization, direction, notice, consent, waiver or other action to be given or taken by the Obligees and embodied in one or more documents as required by the Indenture.

         "Actual Knowledge" means actual knowledge of a Responsible Officer of a Person.

         "Administrative Agent" means CITICORP NORTH AMERICA, INC., a Delaware corporation, as administrative agent for the Primary Lender and the commercial paper holders of the Primary Lender (and their respective successors and assigns), and its permitted successors and assigns.


         "Agent" means each of the Administrative Agent and the Facility Agent, individually, and "Agents" means the Administrative Agent and the Facility Agent, collectively.

         "Alternate Lender" means CITIBANK, N.A., a national banking association and its successors and assigns.

         "Applicable Interest Rate" shall mean

         (a)(i) with respect to any Disbursement or portion thereof that is funded by the Primary Lender through its issuance of commercial paper notes and so long as the Primary Lender is the holder of the indebtedness related to such funded portion, a rate (the "CP Rate") equal to the sum of (A) the Primary Lender's weighted average cost (defined below) related to the issuance of commercial paper notes and other short-term borrowings or the sale of participation interests (collectively, "Commercial Paper"), which in each case have been allocated by the Primary Lender to the Credit Facility, which rate includes related issuance costs incurred by the Primary Lender, plus (B) three-tenths of one percent (.30%), as calculated by the Administrative Agent for each Interest Period and specified in a notice sent by the Administrative Agent to the Facility Agent and by the Facility

Agent to the Shipowner and the Indenture Trustee at least five (5) Business Days prior to each Interest Payment Date on which the interest so calculated is payable (For purposes of the foregoing, the Primary Lender's "weighted average cost" of Commercial Paper shall consist of (I) the actual interest rate paid to purchasers of Commercial Paper, (II) the costs associated with the issuance of the Commercial Paper and (III) other borrowings the Primary Lender may incur, including the amount to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market); and

                  (ii) with respect to any Disbursement funded by the Alternate Lender or to the extent that a Disbursement held by the Primary Lender is assigned to the Alternate Lender or to any other assignee, then, from and after the applicable Disbursement Date or the effective date of such assignment, as the case may be, a rate per annum equal to LIBOR plus three tenths of one percent (0.30%) per annum; provided, however, that, if the Alternate Lender shall have determined, prior to the commencement of any Interest Period that:
(A) Dollar deposits of sufficient amount and maturity for funding a Disbursement are not available to such Lender in the London interbank market in the ordinary course of business; or (B) by reason of circumstances affecting the relevant market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to a Disbursement; or (C) the relevant rate of interest referred to in the definition of LIBOR which is to be used to determine the rate of interest for a Disbursement does not cover the funding cost to the Lender of making or maintaining the Disbursement, then the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such condition and interest shall, effective as of the date of such notice and so long as such condition shall exist, accrue during each applicable Interest Period at the Base Rate; provided, further, however that if, in the Lender's reasonable judgment, it becomes unlawful at any time for such Lender to make or maintain Disbursements based upon LIBOR, the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such determination and, effective as of the date of such notice and so long as such condition shall exist, interest shall thereafter accrue during each applicable Interest Period at the Base Rate.

         (b) with respect to Obligations which are Fixed Rate Notes, the interest rate set forth in each such Obligation, which interest rate shall be as approved by the Secretary as reasonable pursuant to Section 1104A (b)(5) of the Act.

         "Authorization Agreement" means the Authorization Agreement, Contract No. MA-13539, between the Secretary and the Indenture Trustee, whereby the Secretary authorizes the Guarantee of the United States to be endorsed on each of the Obligations, as the same is originally executed, or as modified, amended or supplemented therein.

         "Authorized Newspapers" means The Wall Street Journal and The Journal of Commerce or if they cease to exist, then in such other newspapers as the Secretary may designate.

         "Available Amount" shall have the meaning set forth in Section 2.01 of the Credit Agreement.

         "Base Rate" means, for any Interest Period or any other period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

                  (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate; or

                  (b) one-half of one percent (0.50%) per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York, or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A. from three New York certificate of deposit dealers of recognized standing selected by Citibank, N.A., in either case adjusted to the nearest one-fourth of one percent (0.25%) or, if there is no nearest one-fourth of one percent, to the next higher one-fourth of one percent.

         "Borrower" means the Shipowner.


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


         "Business Day" shall mean any day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks in London and New York City are open for domestic and foreign exchange business.

         "Cede" means Cede & Company.

         "Certificate Authorizing Disbursement" shall mean, with respect to a Disbursement, the United States Certificate Authorizing Disbursement substantially in the form set forth in Annex A to the Credit Agreement. "Commercial Paper" shall have the meaning set forth in clause (a)(i)of the definition of Applicable Interest Rate herein.

         "Construction Contract" means that certain Mobile Platform Construction Agreement (LeTourneau Hull No. 221), dated December 18, 1996, by and between the Shipowner and the Shipyard, as the same may be amended, modified or supplemented in accordance with the applicable provisions thereof.

         "Construction Period" shall mean the period from the date hereof to the Delivery Date.

         "Construction Period Interest" shall mean all interest that accrues on the Outstanding Principal during the Construction Period.

          "Corporate Trust Office" means the principal office of the Indenture Trustee at which, at any time, its corporate trust business is principally administered, which office is currently located at 25 South Charles Street, 16th Floor, Mail Code 101-591, Baltimore, Maryland 21201.

         "CP Rate" shall have the meaning set forth in clause (a)(i) of the definition of Applicable Interest Rate herein.

         "Credit Agreement" or "Agreement" shall mean the Credit Agreement, dated as of the Closing Date, among the Shipowner, the Lenders, and the Agents, including any Exhibit, Annex, or other attachment thereto, as the same may be amended, modified or supplemented.

         "Credit Facility" shall have the meaning set forth in Whereas Clause
(A) of the Credit Agreement.

         "DTC" means The Depository Trust Company.

         "Definitive Obligation" has the meaning specified in Section 5(cc) of the Special Provisions of the Indenture.

         "Delivery Date" means the date on which the Vessel is delivered to and accepted by the Shipowner.

         "Disbursement" shall have the meaning set forth in Section 2.03 of the Credit Agreement.

         "Disbursement Date" shall mean, in relation to any Disbursement, the Business Day on which the Lender shall make such Disbursement.

         "Facility Agent" means CITIBANK INTERNATIONAL plc, a bank organized and existing under the laws of England, as facility agent for both the Primary Lender and the Alternate Lender (and their respective successors and assigns), and its permitted successors and assigns.

         "Final Disbursement Date" shall have the meaning set forth in Section
2.02 of the Credit Agreement.

         "Fixed Rate Note" shall mean an Obligation substantially in the form of Exhibit 3 to the Indenture, appropriately completed.

         "Floating Rate Note" shall mean the Obligation substantially in the form of Exhibit 2 to the Indenture, appropriately completed.

         "Global Obligation" has the meaning specified in Section 5(cc) of the Special Provisions of the Indenture.

         "Guarantee" means each, and the "Guarantees" means every, guarantee of an Obligation by the United States pursuant to Title XI of the Act, as provided in the Authorization Agreement.

         "Holder" means each, and "Holders" means every, registered holder of an Obligation.

         "Indenture" means the Trust Indenture dated as of the Closing Date between the Shipowner and the Indenture Trustee, as originally executed, or as modified, amended or supplemented.

         "Indenture Default" has the meaning specified in Article VI of the Indenture.

         "Indenture Trustee" means ALLFIRST TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, and any successor trustee under the Indenture.

         "Interest Payment Date" means with respect to any Obligation, the date when any installment of interest on such Obligation is due and payable.

         "Interest Period" shall mean, with respect to any Disbursement, (i) the period commencing on the Disbursement Date and extending up to, but not including, the next Interest Payment Date; and (ii) thereafter the period commencing on each Interest Payment Date and extending up to, but not including, the next Interest Payment Date.

         "Lender" shall mean either the Primary Lender or the Alternate Lender, as the case may be, depending on which of the two parties made or will make the relevant disbursement of funds under the Credit Agreement; provided, however, that if the Primary Lender assigns its rights under the Credit Agreement to the Alternate Lender, the term "Lender," shall mean only the Alternate Lender, CITIBANK, N.A., a national banking association, and its successors and assigns.

         "Letter of Representations" means the Letter of Representations between the Shipowner and the Indenture Trustee and other documentation necessary or desirable to effectuate the issuance of the Fixed Rate Notes as Global Obligations.

         "LIBOR" shall mean, in relation to any Interest Period, the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) quoted by the principal London office of CITIBANK, N. A., at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of U.S. Dollar deposits for a period and in an amount comparable to such Interest Period and the principal amount upon which interest is to be paid during such Interest Period.

         "Make-Whole Premium" means an amount equal to the excess, if any, between (i) the sum of the respective Payment Values of each Prospective Payment, over (ii) 100% of the aggregate principal amount being prepaid on the Redemption Date.

         "Make-Whole Premium Determination Date" means the second Business Day before the applicable Redemption Date.

         "Maturity" when used with respect to any Obligation, means the date on which the principal of such Obligation becomes due and payable as therein provided, whether at the Stated Maturity or by redemption or declaration of acceleration or otherwise.

         "Mortgage" means the first preferred ship mortgage on the Vessel, Contract No. MA-13541, by the Shipowner to the Secretary, as originally executed, modified, amended or supplemented.

         "Note" shall mean a Floating Rate Note or a Fixed Rate Note (as the case may be).

         "Obligation" or "Obligations" shall mean the Floating Rate Note or Fixed Rate Note(s) of the Shipowner bearing a Guarantee and authenticated and delivered pursuant to the Indenture and the Authorization Agreement.

         "Obligation Owners" has the meaning specified in Section 5(cc) of the Special Provisions of the Indenture.

         "Obligation Register" has the meaning specified in Section 2.07 of
Exhibit 1 to the Indenture.

         "Obligee" means each, and "Obligees" means every, Holder of an Obligation.

         "Officer's Certificate" means a certificate conforming to Section 1.02 of the Indenture.

         "Original Issue Date" means a date on which an Obligation was initially authenticated by the Indenture Trustee even if the Obligation is subsequently given a later date by reason of transfer, exchange or substitution.

         "Outstanding" when used with reference to the Obligations, shall mean all Obligations theretofore issued under the Indenture, except: (1) Obligations Retired or Paid; and (2) Obligations in lieu of which other Obligations have been issued under the Indenture. Obligations which are not Outstanding shall not be entitled to any rights or benefits provided in the Indenture. For the purposes of Articles VI and X of the Indenture, and also in determining whether the Holders of a stated percentage of the principal amount of Outstanding Obligations have made an Act of Obligees required or permitted by the Indenture, Obligations owned by the Shipowner or by any Affiliate of the Shipowner shall be disregarded and deemed not to be Outstanding; provided that, for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such Act of Obligees, only Obligations of which the Indenture Trustee has Actual Knowledge are so owned shall be so disregarded and deemed not to be Outstanding.

         "Paying Agent" means any bank or trust company meeting the qualifications in Sections 7.02(a) of the Indenture and appointed by the Shipowner under Section 4.02 of the Indenture to pay the principal of (and premium if any) or interest on the Obligations on behalf of the Shipowner.

         "Payment Default" has the meaning specified in Section 6.01 of the Indenture.

         "Payment Value" of each Prospective Payment shall be determined by discounting such Prospective Payment at the Reinvestment Rate for the period from the Payment Date on which such Prospective Payment was scheduled to be paid to the applicable Redemption Date

         "Person" or "Persons" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, government, or any agency or political subdivision thereof.

         "Primary Lender" means GOVCO INCORPORATED, a Delaware corporation, and its successors and assigns.

         "Prospective Payment" means, with respect to the Fixed Rate Notes: (i) each scheduled interest payment on each scheduled principal amount to be prepaid; and (ii) the scheduled principal amount to be prepaid.


         "Redemption Date" means a date fixed for the redemption of an Obligation by the Indenture.

         "Redemption Price" means the price at which an Obligation is redeemed under the Indenture.

         "Reinvestment Rate" means the yield determined by the Indenture Trustee, based on information received from the Holder or calculation agent, to be the yield of the issue of actively traded United States Treasury securities having a maturity equal to the Weighted Average Life to Final Maturity; provided, however, that if such Weighted Average Life to Final Maturity is not equal to the maturity of an actively traded United States Treasury security (rounded to the nearest one-twelfth of a year), such yield shall be obtained by linear interpolation from the yields of actively traded United States Treasury securities having the greater maturity closest to and the lesser maturity closest to such Weighted Average Life to Final Maturity. The yields shall be determined by reference to the yields as indicated by Telerate Access Service (page 8003 or the relevant page at the date of determination indicating such yields) (or, if such data ceases to be available, any publicly available sources of similar market data) at approximately 11:00 a.m. (New York City time) on the Make-Whole Premium Determination Date.

         "Remaining Dollar Years" means the sum of the amounts obtained by multiplying: (i) the amount of each remaining scheduled payment of principal of the Fixed Rate Notes (without giving effect to such Redemption) by (ii) the number of years (rounded to the nearest one-twelfth) which will elapse between the Redemption Date and the Payment Date for such scheduled principal amount.

         "Request" means a written request to a Person for the action therein specified, signed by a Responsible Officer of the Person making such request.

         "Responsible Officer" means (1) in the case of any business entity, the chairman of the board of directors, the president, any executive or senior vice president, the secretary, the treasurer, member or partner, (2) in the case of any commercial bank or trust company, the chairman or vice-chairman of the executive committee of the board of directors or trustees, the president, any executive or senior vice president, any vice president, the secretary, the treasurer, or any trust officer, and (3) with respect to the signing or authentication of Obligations and Guarantees by the Indenture Trustee, any person specifically authorized by the Indenture Trustee to sign or authenticate Obligations.

         "Retired or Paid," as applied to Obligations and the indebtedness evidenced thereby, means that such Obligations shall be deemed to have been so retired or paid and shall no longer be entitled to any rights or benefits provided in the Indenture if: (1) such Obligations shall have been paid in full; (2) such



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


Obligations shall have been canceled by the Indenture Trustee and shall have been delivered to the Indenture Trustee for cancellation; or (3) such Obligations shall have become due and payable at Maturity and funds sufficient for the payment of such Obligations (including interest to the date of Maturity, or in the case of a payment after Maturity, to the date of payment, together with any premium thereon) and available for such payment (whether as a result of payment pursuant to the Guarantees or otherwise) shall be held by the Indenture Trustee or any Paying Agent in trust for the purpose, or with irrevocable directions, to apply the same; provided that, the foregoing definition is subject to Section 6.08 of the Indenture.

         "Secretary" means the Secretary of Transportation.

         "Secretary's Notice" means a notice from the Secretary to the Indenture Trustee that a Default, within the meaning of Section 6.01(b) of the Security Agreement has occurred.

         "Secretary's Supplemental Indenture" means a Supplemental Indenture, pursuant to Section 6.09 of the Indenture, evidencing the succession of the Secretary to the Shipowner, and the Secretary's assumption of the Shipowner's obligations under the Indenture.

         "Security Agreement" means the security agreement, Contract No. MA-13540, dated as of the Closing Date, consisting of the special provisions, the general provisions and Schedule X thereto, executed by the Shipowner as security for the Secretary, as originally executed or as modified, amended or supplemented.

         "Shipowner" means ROWAN COMPANIES, INC., a Delaware corporation, and shall include its successors and assigns.

         "Stated Maturity" means the date determinable as set forth in any Obligation as the final date on which the principal of such Obligation is due and payable.

         "Title XI" means Title XI of the Act.

         "Vessel" means the Shipowner's self-elevating mobile offshore drilling unit to be named the GORILLA VII and constructed by LETOURNEAU, INC. in accordance with the Construction Contract, including all work and material heretofore or hereafter performed upon or installed in or placed on board such Vessel, together with related appurtenances, additions, improvements, and replacements.

         "Weighted Average Life to Final Maturity" means the number of years (rounded up to the nearest one-twelfth of a year) obtained by dividing: (i) the then Remaining Dollar Years by (ii) the total amount of the then remaining aggregate unpaid principal amount of such Fixed Rate Notes (without giving effect to the subject Redemption).




                                      11